WISDOMTREE® TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2021, as amended January 18, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following separate investment portfolios (each, a “Fund” and, collectively, the “Funds”) of WisdomTree Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WISDOMTREE U.S. EQUITY ETFs*

Value	Core
U.S. Total Dividend Fund (DTD)	U.S. Quality Dividend Growth Fund (DGRW)
U.S. High Dividend Fund (DHS)	U.S. SmallCap Quality Dividend Growth Fund (DGRS)
U.S. AI Enhanced Value Fund (AIVL) (formerly, U.S. Dividend ex-Financials Fund (DTN))	U.S. Value Fund (WTV) (formerly, U.S. Quality Shareholder Yield Fund (QSY))
U.S. LargeCap Dividend Fund (DLN)	U.S. LargeCap Fund (EPS)
U.S. MidCap Dividend Fund (DON)	U.S. MidCap Fund (EZM)
U.S. SmallCap Dividend Fund (DES)	U.S. SmallCap Fund (EES)
U.S. Multifactor Fund (USMF)
ESG
U.S. ESG Fund (RESP)

WISDOMTREE INTERNATIONAL EQUITY ETFs*

Developed World ex-U.S.

International Equity Fund (DWM)

International High Dividend Fund (DTH)

International LargeCap Dividend Fund (DOL)

International MidCap Dividend Fund (DIM)

International SmallCap Dividend Fund (DLS)

International AI Enhanced Value Fund (AIVI)

(formerly, International Dividend ex-Financials Fund (DOO))

International Quality Dividend Growth Fund (IQDG)

International Multifactor Fund (DWMF)

Europe Quality Dividend Growth Fund (EUDG)

Europe SmallCap Dividend Fund (DFE)

Japan SmallCap Dividend Fund (DFJ)

Currency Hedged Equity

Japan Hedged Equity Fund (DXJ)

Japan Hedged SmallCap Equity Fund (DXJS)

Europe Hedged Equity Fund (HEDJ)

Europe Hedged SmallCap Equity Fund (EUSC)

Germany Hedged Equity Fund (DXGE)

International Hedged Quality Dividend Growth Fund (IHDG)

Global/Global ex-U.S.

Global High Dividend Fund (DEW)

Global ex-U.S. Quality Dividend Growth Fund (DNL)

Global ex-U.S. Real Estate Fund (DRW)

Emerging/Frontier Markets

Emerging Markets High Dividend Fund (DEM)

Emerging Markets SmallCap Dividend Fund (DGS)

Emerging Markets Quality Dividend Growth Fund (DGRE)

Emerging Markets Multifactor Fund (EMMF)

Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

India Earnings Fund (EPI)

India ex-State-Owned Enterprises Fund (IXSE)

China ex-State-Owned Enterprises Fund (CXSE)

Megatrend

Growth Leaders Fund (PLAT)

The current Prospectus for each Fund is dated August 1, 2021, except the Prospectus for each of the U.S. AI Enhanced Value Fund and International AI Enhanced Value Fund (together, the “Quantitative Equity Funds”) is dated January 18, 2022. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Funds’ most recent Annual Reports to Shareholders (File No. 811-21864). When available, you may obtain a copy of the Funds’ Annual Reports at no charge by request to the Fund at the address or phone number noted below.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A copy of the Prospectus for each Fund may be obtained, without charge, by calling 1-866-909-9473, visiting www.wisdomtree.com, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

*	Principal U.S. Listing Exchange: NYSE Arca, Inc. (except DGRW, DGRS, DXJS, DXGE, CXSE and DGRE are listed on NASDAQ and USMF and IQDG are listed on Cboe BZX Exchange, Inc.)

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Each Fund described in this SAI (except for the Quantitative Equity Funds, U.S. ESG Fund, U.S. Value Fund, International Multifactor Fund, Emerging Markets Quality Dividend Growth Fund, and Emerging Markets Multifactor Fund (each, an “Active Fund” and, collectively, the “Active Funds”)) seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) that defines a specific segment of the U.S. or international stock markets (each, an “Index Fund” and, collectively, the “Index Funds”). The Indexes are created using proprietary methodology developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), the investment adviser to each Fund. Mellon Investments Corporation (“Mellon”) is the investment sub-adviser to each Fund, except the Quantitative Equity Funds (as defined below) (collectively, the “Mellon Managed Funds”). Voya Investment Management Co., LLC (“Voya IM”) serves as the investment sub-adviser to the Quantitative Equity Funds. Mellon and Voya IM (each, a “Sub-Adviser” and, together, the “Sub-Advisers”) and the Adviser may be referred to collectively as the “Advisers.” Foreside Fund Services, LLC serves as the distributor (the “Distributor”) of the shares of each Fund.

Each Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares (“Creation Units” or “Creation Unit Aggregations”). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors (typically market makers or other broker-dealers) purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.

Shares of each Fund are listed on a national securities exchange, such as NYSE Arca, Inc., the NASDAQ Stock Market (“NASDAQ”) or Cboe BZX Exchange, Inc. (each, a “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may be greater than (premium) or less than (discount) their NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

“WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. WisdomTree Investments has received a patent and has a patent application pending on the methodology and operation of its Indexes and the Funds.

INVESTMENT STRATEGIES AND RISKS

All Funds

Each Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Funds’ additional investment policies and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

Each Fund is considered “non-diversified,” as such term is used in the 1940 Act.

Additional Information Regarding Certain Funds

Active Funds

Each Active Fund is actively managed using proprietary investment strategies and processes. There can be no guarantees that these strategies and processes will produce the intended results. An Active Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value.

International Equity ETFs

Each International Equity ETF with an investment policy indicating that, under normal circumstances, at least 95% of its total assets (exclusive of collateral held from securities lending) will be invested in the component securities of its Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities may, from time to time, have less than 95% of its total assets invested in such manner in order to comply with the requirements of the Code, to meet regulatory requirements in non-U.S. jurisdictions or to manage major Index changes. In these situations, which are expected to be infrequent and of limited duration, an International Equity ETF may not have less than 90% of its total assets invested in securities

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of its underlying Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

India Earnings Fund

The India Earnings Fund attempts to achieve its investment objective by investing in securities through the WisdomTree India Investment Portfolio, Inc. (the “India Portfolio”), a wholly-owned subsidiary of the India Earnings Fund. References to the investment strategies and other policies of the India Earnings Fund should be understood to also refer to the strategies and policies of the India Portfolio. The India Portfolio is advised by WisdomTree Asset Management and sub-advised by the Sub-Adviser.

GENERAL RISKS

Changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events. Such market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, increase the expenses incurred by a Fund and/or affect a Fund’s ability to pursue its investment objective and a Fund’s performance.

The respiratory disease caused by a novel coronavirus (COVID-19) has spread globally for over a year, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide have taken aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends, including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have impacted and are likely to continue to impact certain sectors and industries more dramatically than others, and the effects borne by some will negatively impact the value of the issuers in those sectors and industries, which may adversely impact the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of the Funds.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate (including significantly decrease) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. A Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in a Fund could lose money over short or long periods of time. The price of the securities and other investments held by a Fund and thus the value of a Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors.

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An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change.

Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions, confidence (or lack thereof) and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

An investment in the Japan Hedged Equity Fund, Japan Hedged SmallCap Equity Fund, Europe Hedged Equity Fund, Europe Hedged SmallCap Equity Fund, Germany Hedged Equity Fund or the International Hedged Quality Dividend Growth Fund (collectively, the “Hedged Equity Funds”), and International Multifactor Fund and Emerging Markets Multifactor Fund (collectively, the “Active Multifactor Funds”) should be made with the understanding that these Funds attempt to minimize or “hedge” against changes in the value of the U.S. dollar against the Japanese yen, euro, or other foreign currencies, as applicable. The other International Equity ETFs do not seek to hedge against such fluctuations.

Although all of the securities in the Indexes are generally listed on one or more U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financials sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Domestic and foreign fixed income and equity markets experienced extreme volatility and turmoil starting in late 2008 and volatility has continued to be experienced in the markets. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected, and well-known financial institutions have experienced significant liquidity and other problems. Some of these institutions have declared bankruptcy or defaulted on their debt. It is uncertain whether or for how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

A Fund may be included in model portfolios developed by WisdomTree Asset Management for use by financial advisors and/or investors. The market price of shares of a Fund, costs of purchasing or selling shares of a Fund, including the bid/ask spread, and liquidity of a Fund may be impacted by purchases and sales of such Fund by one or more model-driven investment portfolios.

Authorized Participants should refer to the section herein entitled “Creation and Redemption of Creation Unit Aggregations” for additional information that may impact them.

BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets, but under normal market conditions, no Fund expects to borrow greater than 10% of such Fund’s net assets. A Fund will borrow only for short-term or emergency purposes. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons, restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange trade and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Funds). Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Units) or otherwise obtain

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exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of a Fund (e.g., cause a Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. A Fund may change its creation and or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which a Fund invests, whether it is the U.S. or a foreign country, will not impose a form of capital control or sanction to the possible detriment of a Fund and its shareholders.

CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund’s investment and the value of your Fund shares. Because a Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.

Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

The Hedged Equity Funds and Active Multifactor Funds use various strategies in an attempt to minimize changes in the value of the applicable currency or currencies, which may not be successful. In addition, Hedged Equity Funds and Active Multifactor Funds may not be fully hedged at all times in order to minimize transaction costs or for other reasons.

CYBERSECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Adviser, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact a Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

FOREIGN SECURITIES RISK. The International Equity ETFs invest a significant portion of their assets in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks (including restrictions on the transfers of securities). With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries. Foreign securities also include American Depositary Receipts (“ADRs”) which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts (“GDRs”), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. Investments in ADRs and GDRs may be less liquid and more volatile than underlying shares in their primary trading markets. In addition, a Fund may change its creation or redemption procedures without notice in connection

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with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

LACK OF DIVERSIFICATION. Each Fund is considered to be “non-diversified.” A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, each of the Funds may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, each Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance. However, the Funds intend to satisfy the diversification requirements necessary to qualify as a RIC under the Code. For more information, see “Taxes” below.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue Treasury Regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a Fund’s business of investing in stock or securities. Accordingly, Treasury Regulations may be issued in the future that could treat some or all of a Fund’s foreign currency gains as nonqualifying income, which might jeopardize the Fund’s status as a RIC for all years to which the Treasury Regulations are applicable. If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

A discussion of some of the other risks associated with an investment in a Fund is contained in each Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments used by some or all of the Funds is set forth below.

CURRENCY TRANSACTIONS. The International Equity ETFs may enter into foreign currency futures contracts and forward foreign currency contracts, including to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Hedged Equity Funds and the Active Multifactor Funds, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of a Fund’s total assets that are denominated in one or more foreign currencies. Each Hedged Equity Fund invests, and the Active Multifactor Funds at various times invest, in various types of currency contracts to hedge against changes in the value of the U.S. dollar against the Japanese yen, euro, or other foreign currencies, as applicable.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

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DEPOSITARY RECEIPTS. To the extent a Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may be in the form of Depositary Receipts or other similar securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand.

A Fund will not generally invest in any unlisted Depositary Receipts or any Depositary Receipt that WisdomTree Asset Management or the Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an underlying Index.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. No Fund will use derivatives to increase leverage, and each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements and credit-linked notes.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions in a manner consistent with the 1940 Act, specifically sections 8 and 18 thereunder. In complying with such requirements, the Fund will include assets of any wholly-owned subsidiary in which that Fund invests on an aggregate basis.

For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by having available liquid assets equal to the contracts’ full notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, a Fund may have available liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle,” including U.S. Treasury futures contracts in which a Fund invests, a Fund may have available liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. The Fund reserves the right to modify these policies in the future.

Forwards, swaps and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps and certain other derivatives traded in the over the counter (“OTC”) market are subject to initial and variation margin requirements. The Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, a Fund using currency forwards, and particularly the Hedged Equity Funds, and the Active Multifactor Funds may need to hold more cash than it has historically, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error (if applicable), cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to a Fund of trading or otherwise affect returns to investors in such Fund.

Effective April 24, 2012, the CFTC revised, among other things, CFTC Rule 4.5 and rescinded CFTC Rule 4.13(a)(4). The CFTC has adopted amendments to its regulations of commodity pool operators (“CPOs”) managing funds registered under the 1940 Act that “harmonize” the SEC’s and the CFTC’s regulatory schemes. The adopted amendments to the CFTC regulations allow CPOs to registered investment companies to satisfy certain recordkeeping, reporting and disclosure requirements that would otherwise apply to them under Part 4 of the CFTC’s regulations by continuing to comply with comparable SEC requirements. To the extent that the CFTC recordkeeping, disclosure and reporting requirements deviate from the comparable SEC requirements, such deviations are not expected to materially adversely affect the ability of the Funds to continue to operate and achieve their investment objectives. If,

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however, these requirements or future regulatory changes result in a Fund having difficulty in achieving its investment objectives, the Trust may determine to reorganize or close the Fund, materially change the Fund’s investment objectives and strategies, or operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration.

With regard to each Fund, WisdomTree Asset Management expects to claim relief from the definition of CPO under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, WisdomTree Asset Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps.

Swap Agreements and Options on Swap Agreements. Each Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default, the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a protection seller of a CDS, the Fund will segregate assets equivalent to the full notional value of the CDS. In the event that the Fund acts as a protection buyer of a CDS, the Fund will cover the total amount of required premium payments plus the pre-payment penalty. Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price. When a Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Funds may also enter into options with respect to swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when a Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

Futures, Options and Options on Futures Contracts. Each Fund may use futures contracts and related options: (i) to attempt to gain exposure to U.S. Treasury futures contracts and foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument or index. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. A Fund’s investments in listed futures contracts will be backed by investments in liquid assets in an amount equal to the exposure of such contracts. A Fund may take long or short positions in listed futures contracts.

Each Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract.

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The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, the Fund will segregate its assets as described above.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Options on Futures Contracts. Each Fund reserves the right to buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

When a Fund purchases or sells an options contract, the Fund will segregate its assets as described above.

There are significant risks associated with a Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

EQUITY SECURITIES. Each Fund invests in equity securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

EXCHANGE TRADED PRODUCTS. Each Fund may invest in exchange traded products (“ETPs”), which include exchange traded funds registered under the 1940 Act, exchange traded commodity trusts and exchange traded notes, as well as instruments that provide exposure to ETPs. The Adviser may receive management or other fees from the ETPs in which the Fund may invest (“Affiliated ETPs”), as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. A Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the spread (the difference between bid price and ask price) may be higher.

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Exchange Traded Funds. Each Fund may invest in ETFs. ETFs are investment companies that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund, if investing in an ETF, indirectly bears fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs are also subject to brokerage and other trading costs that could result in greater expenses for the Fund.

Exchange-Traded Notes. Each Fund may invest in exchange traded notes (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIALS SECTOR INVESTMENTS. Each Fund may engage in transactions with or invest in companies that are considered to be in the financials sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financials sector.

Events in the financials sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities. A Fund, in seeking to comply with this rule, may experience greater index tracking error because an Index is not subject to the rule.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. A Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. Each Fund may invest in fixed income securities, such as corporate debt, notes and bonds, and/or instruments related to fixed income securities. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of fund shares in the secondary market) from fixed income funds may be higher than normal.

FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize a Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID INVESTMENTS. Although the Funds do not intend to do so, as a matter of policy, each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on the relevant market, trading and investment

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specific conditions. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by each Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) of the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies (including money market funds and certain ETPs) as well as instruments that provide exposure to other investment companies. The 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. A Fund may invest in other investment companies beyond these statutory limits to the extent the Fund enters into agreements and abides by certain conditions of Rule 12d1-4 under the 1940 Act. A Fund may purchase or otherwise invest in shares of affiliated ETFs and money market funds.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

NON-U.S. SECURITIES. The International Equity ETFs invest primarily in non-U.S. equity securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Investor protection regimes in foreign countries also may not be comparable to that in the U.S. For example, it may be more difficult to bring claims common in the U.S., including securities class action and fraud claims, or for U.S. regulators to bring enforcement actions against issuers in foreign countries. As a result, the Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S. This risk may be heightened in emerging market countries where legal regimes are generally less developed and legal protections governing private and foreign investments may not yet exist or be in the early stages of development. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause the International Equity ETFs to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Set forth below for certain markets in which the International Equity ETFs may invest, consistent with their principal investment strategies, are brief descriptions of some of the conditions and risks in each such market.

Investments in Emerging Markets Securities. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks

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may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; (vi) the risk that there may be less protection of property rights than in other countries; and (vii) limited investor rights and legal or practical remedies. Emerging markets are generally less liquid and less efficient than developed securities markets. Some emerging markets have experienced and may continue to experience high inflation rates, currency devaluations and economic recessions. Each of these factors may cause a Fund to decline in value. Unanticipated political or social developments may result in sudden and significant investment losses, and may affect the ability of governments and government agencies in these markets to meet their debt obligations. These and other factors could have a negative impact on a Fund’s performance and increase the volatility of an investment in the Fund.

Investments in Frontier Markets Securities. The economies of “frontier markets” (i.e., Bahrain, Egypt, Jordan, Kuwait, Morocco, Oman, Qatar, Saudi Arabia, and the United Arab Emirates) generally have lower trading volumes and greater potential for illiquidity and price volatility than more developed markets. These markets have a smaller number of issuers and participants and therefore may also be affected to a greater extent by the actions of a small number of issuers and investors. A significant change in cash flows investing in these markets could have a substantial effect on local stock prices and, therefore, prices of Fund shares. Investments in certain frontier market countries are restricted or controlled to varying extents. At times, these restrictions or controls may limit or prevent foreign investment and/or increase the investment costs and expenses of a Fund. Frontier markets may be subject to greater political instability, threat of war or terrorism and government intervention than more developed markets, including many emerging market economies. Frontier markets generally are not as correlated to global economic cycles as those of more developed countries. These and other factors make investing in the frontier market countries significantly riskier than investing in developed market and emerging market countries.

Certain frontier countries impose additional restrictions, such as requiring governmental approval prior to investments by foreign persons, limiting the amount of investments by foreign persons in a particular issuer, limiting investments by foreign persons to a particular class of securities of an issuer that may have less advantageous rights than other classes, and imposing additional taxes. For countries that require prior government approval, delays in obtaining such approval would delay investments, and consequently a Fund may be unable to invest in all of the securities included in the Index until such approval is final. This could increase Index tracking error. Some frontier countries may also limit investment in issuers in industries considered essential to national interests and may require governmental approval for the repatriation of investment income, capital or the proceeds of security sales by foreign investors, including the applicable Funds. Some frontier country governments may levy certain taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will decrease the income generated from investments in such countries.

Some banks that are eligible foreign sub-custodians in frontier markets may have been organized only recently or may otherwise not have extensive operating experience. There may also be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian, such as in cases where the sub-custodian becomes bankrupt. Settlement systems may not be as established as in developed markets or even emerging markets. As a result, settlements may be delayed and cash or Fund securities may be jeopardized because of system defects. In addition, the laws of certain countries in which a Fund invests may require that Fund to release local shares before receiving cash payment, or to make cash payment before receiving local shares. This increases the risk of loss to that Fund.

The Funds invest in some frontier countries that use share blocking. “Share blocking” refers to the practice of predicating voting rights related to an issuer’s securities on those securities being blocked from trading at the custodian or sub-custodian level for a period of time near the date of a shareholder meeting. Such restrictions have the potential to effectively prevent securities from being voted and from trading within a specified number of days before, and in some cases after, the shareholder meeting. Share blocking may preclude the Funds from purchasing or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. Although practices may vary by market, a blocking period may last from one day to several weeks. Once blocked, the block may be removed only by withdrawing a previously cast vote or abstaining from voting completely, a process that may be burdensome. In certain countries, the block cannot be removed. Share blocking may impose operational difficulties on a Fund, including the potential effect that a block would have on pending trades. Share blocking may cause pending trades to fail or remain unsettled for an extended period of time. Trade failures may also expose the transfer agent and the Funds to situations in which a counterparty may have the right to go to market, buy a security at the current market price and have any additional expense borne by the Funds or transfer agent if the counterparty is unable to deliver shares after a certain period of time. The Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets. These and other factors could have a negative impact on Fund performance.

Investments in Australia. The economy of Australia is heavily dependent on the economies of Asian countries and the price and demand for natural resources and commodities as well as its exports from the agricultural and mining sectors. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. Australia is also increasingly dependent on the economies of its key trading partners, including China, the United States, and Japan. These and other factors could have a negative impact on a Fund’s performance.

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Investments in Brazil. Investing in securities of Brazilian companies involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. Government. These risks include (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index and decrease a Fund’s tax efficiency; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy; (v) high rates of inflation and unemployment; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; and (viii) political and other considerations, including changes in applicable Brazilian tax laws. The Brazilian economy may also be significantly affected by the economies of other Latin American countries. These and other factors could have a negative impact on a Fund’s performance.

Investments in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may significantly affect the Canadian economy. The economy of Canada is also heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. These and other factors could have a negative impact on a Fund’s performance.

Investments in China and Hong Kong. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in a Fund’s Index may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

After many years of steady growth, the growth rate of China’s economy had slowed prior to 2020. Although this slowdown was to some degree intentional, the slowdown has also slowed the once rapidly growing Chinese real estate market and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. In the first quarter of 2021, however, as China recovered from the COVID-19 pandemic, these trends reversed as China's economy grew over 18% on a year-over-year basis and demand grew within the Chinese real estate market. It remains unclear though whether these trends will continue given global economic uncertainties caused by the pandemic and trade relations and fears that the Chinese real estate market may be overheating.

Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

Investments in Hong Kong are also subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.

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Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from the United Kingdom to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV. These and other factors could have a negative impact on a Fund’s performance.

Investments in Variable Interest Entities (“VIEs”). In seeking exposure to Chinese companies, a Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as a Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects a Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as a Fund. Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company’s performance or the enforceability of the company’s contractual arrangements with the VIE and thus, the value of a Fund’s investment in the VIE. In addition to the risk of government intervention, a Fund’s investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its VIE investments with little or no recourse available.

Investments in China A-Shares. China A-Shares (“A-Shares”) are issued by companies that are incorporated in mainland China, and listed and traded on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”) via the Shanghai-Hong Kong or Shenzhen-Hong Kong Stock Connect (“Stock Connect”) programs in Chinese renminbi. Stock Connect is a securities trading and clearing linked program between either SSE or SZSE, and the Stock Exchange of Hong Kong Limited (“SEHK”), Hong Kong Securities Clearing Company Limited (“HKSCC”), and China Securities Depository and Clearing Corporation Limited (“ChinaClear”), with an aim to achieve mutual stock market access between the People’s Republic of China (“PRC”) and Hong Kong. A Fund’s ability to invest in China A-Shares through Stock Connect, or on such other stock exchanges in China that participate in Stock Connect from time to time or in the future, is subject to trading limits, rules and regulations by the applicable regulatory authority. These restrictions and regulations may adversely affect a Fund’s ability to achieve its investment objective.

Quota limitations risk. Stock Connect is subject to daily quota limitations on investments, which may restrict a Fund’s ability to invest in China A-Shares through Stock Connect on a timely basis, and the Fund may not be able to effectively pursue its investment policies. In addition, an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in A-Shares through Stock Connect and to enter into or exit trades on a timely basis.

Suspension risk. SEHK, SSE, and SZSE reserve the right to suspend trading if necessary to ensure an orderly and fair market and manage risks prudently which could adversely affect a Fund’s ability to access the PRC market.

Differences in trading day. Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market but Hong Kong investors (such as the Funds) cannot carry out any China A-Shares trading. A Fund may be subject to a risk of price fluctuations in China A-Shares during the time when Stock Connect is not trading as a result.

Restrictions on selling imposed by front-end monitoring. PRC regulations require that before an investor sells any share, there should be sufficient shares in the account; otherwise SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on China A-Shares sell orders of its participants (i.e., the stock brokers) to ensure there is no over-selling.

Clearing settlement and custody risks. HKSCC and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure.

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ChinaClear has established a risk management framework and measures that are approved and supervised by the CSRC. The chances of a ChinaClear default are considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, a Fund may suffer a delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A-Shares traded through Stock Connect are issued in scriptless form, so investors, such as the Funds, will not hold any physical China A-Shares. Hong Kong and overseas investors, such as the Funds, who have acquired Mainland Securities through Northbound trading maintain the Mainland Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

Nominee arrangements in holding China A-Shares. HKSCC is the “nominee holder” of the Mainland Securities acquired by overseas investors (including a Fund) through Stock Connect. The CSRC Stock Connect rules expressly provide that investors enjoy the rights and benefits of the Mainland Securities acquired through Stock Connect in accordance with applicable laws. The CSRC has clarified that (i) the concept of nominee shareholding is recognized in China, (ii) overseas investors shall hold Mainland Securities through HKSCC and are entitled to proprietary interests in such securities as shareholders, (iii) China law does not expressly provide for a beneficial owner under the nominee holding structure to bring legal proceedings, nor does it prohibit a beneficial owner from doing so, (iv) as long as certification issued by HKSCC is treated as lawful proof of a beneficial owner’s holding of Mainland Securities under the Hong Kong Special Administrative Region law, it would be fully respected by CSRC, and (v) as long as an overseas investor can provide evidential proof of direct interest as a beneficial owner, the investor may take legal actions in its own name in PRC courts. However, the courts in the PRC may consider that any nominee or custodian as registered holder of the Mainland Securities would have full ownership thereof, and even if the concept of beneficial owner is recognized under PRC law, those Mainland Securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Mainland Securities in the PRC or elsewhere. Therefore, although a Fund’s ownership may be ultimately recognized and the HKSCC confirmed that it is prepared to provide assistance to the beneficial owners of Mainland Securities where necessary, the Fund may suffer difficulties or delays in enforcing its rights in China A-Shares. Moreover, whether PRC courts will accept the legal action independently initiated by the overseas investor with the certification of holding Mainland Securities issued by HKSCC has yet to be tested. To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

China A-Share market suspension risks. Only certain A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. China A-Shares may only be bought or sold where the relevant A-Shares are traded on the SSE or the SZSE, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock, and/or the whole market, and/or government intervention), the subscription and redemption of shares may also be disrupted. An Authorized Participant is unlikely to redeem or subscribe shares if it considers that A-Shares may not be available.

Investor compensation. Investments of a Fund through Northbound trading via Stock Connect will not be covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in Northbound trading via Stock Connect do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. Further, since the Fund is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is also not protected by the China Securities Investor Protection Fund in the PRC.

Trading costs. In addition to paying trading fees and stamp duties in connection with China A-Share trading, a Fund may be subject to new portfolio fees, dividend tax and tax concerned with income arising from stock transfers which are yet to be determined by the relevant authorities.

Operational risk. Stock Connect provides a new channel for investors from Hong Kong and overseas, such as the Funds, to access the China stock market directly. Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain

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information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

The securities regimes and legal systems of the two markets differ significantly and in order for the trial program to operate, market participants may need to address issues arising from the differences on an ongoing basis. Further, the “connectivity” in Stock Connect program requires routing of orders across the border. This has and will continue to require the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. A Fund’s ability to access the China A-Share market (and hence to pursue their investment strategy) will be adversely affected.

Regulatory risk. The CSRC Stock Connect rules are departmental regulations having legal effect in the PRC. However, the application of such rules is untested, and there is no assurance that PRC courts will recognize such rules, e.g., in liquidation proceedings of PRC companies.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in the PRC and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades through Stock Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. A Fund that may invest in the PRC markets through Stock Connect may be adversely affected as a result of such changes.

Tax risk. Uncertainties in PRC tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a Fund. A Fund’s investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC. If the Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Fund were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser and Sub-Adviser intend to operate such Fund in a manner that will prevent it from being treated as a tax resident of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC corporate income tax status of the Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax resident company making such payments. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the competent PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the CSRC (collectively, the “PRC Tax Authorities”) issued the “Notice on the Pilot Program of Shanghai-Hong Kong Stock Connect” Caishui [2014] No.81 (Notice 81), on October 31, 2014, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shanghai-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A-Shares by foreign investor enterprises is subject to 10% withholding income tax.

The PRC Tax Authorities issued the “Notice on the Pilot Program of Shenzhen-Hong Kong Stock Connect” Caishui [2016] No.127 (Notice 127)” on November 5, 2016, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shenzhen-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 127 also states that the dividends derived from A-Shares by foreign investor enterprises is subject to 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and a Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The PRC Tax Authorities may, in the future, issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on the Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from a Fund’s investments in the PRC will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level. If the Fund expects such withholding tax on trading in A-Shares to be imposed, it reserves the right to establish a reserve for such tax. If the Fund establishes

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such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. Investors should note that such provision may be excessive or inadequate to meet actual withholding tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Any tax provision, if made, will be reflected in the NAV of such Fund at the time of debit or release of such provision and thus will impact shares which remain in the Fund at the time of debit or release of such provision. If the actual applicable tax levied by PRC tax authorities is greater than that provided for by the Fund so that there is a shortfall in the tax provision amount, investors should note that the NAV of the Fund may suffer more than the tax provision amount as the Fund will ultimately have to bear the additional tax liabilities. In this case, the then-existing and subsequent investors will be disadvantaged. On the other hand, if the actual applicable tax levied by PRC tax authorities is less than that provided for by the Fund so that there is an excess in the tax provision amount, investors who have redeemed Fund shares before the PRC tax authorities’ ruling, decision or guidance in this respect will be disadvantaged as they would have borne the loss from the Fund’s overprovision. In this case, the then-existing and subsequent investors may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. In case of having excess in the tax provision amount (for example, the actual applicable tax levied by PRC tax authorities is less than the tax provision amount or due to a change in provisioning by the Fund), such excess shall be treated as property of the Fund and investors who have already transferred or redeemed their shares in the Fund will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A-Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. While overseas investors currently are exempt from value added taxes (currently at the rate of 6%) on capital gains derived from trading of A-Shares through Stock Connect, the PRC tax rules could be changed which could result in unexpected tax liabilities for the Fund. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Fund were liable for value added tax it would also be required to pay the applicable surtaxes. The PRC rules for taxation of Stock Connect are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC SAFE to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its investors. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the PRC tax authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential PRC tax consequences that may be imposed on the Fund and its investors either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Investors should seek their own tax advice on their tax position with regard to their investment in the Fund.

The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as the Funds.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), many are also members of the European Economic and Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These concerns have also negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the

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EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

On January 31, 2020, the United Kingdom formally exited the EU. During an 11-month transition period, the United Kingdom, including its businesses and people, continued to abide by applicable EU rules, honored the United Kingdom’s trade relationships with EU countries, and prepared for the new post-Brexit rules which took effect on January 1, 2021. The impact of Brexit on the United Kingdom, the EU and global markets remains unclear and will depend largely upon the United Kingdom’s ability to negotiate favorable terms with the EU with respect to trade and market access. Brexit may also impact each of these markets should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

Investments in France. France, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the French economy as well as the economies of some or all European countries. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Germany. Germany, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the German economy as well as the economies of some or all European countries. In addition, challenges related to the rebuilding of infrastructure and unemployment in the former area of East Germany may also impact the economy of Germany. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in India. Investments in India may be more volatile and less liquid and may offer higher potential for gains and losses than investments in more developed markets. Economic and political structures in India may lack the stability of those of more developed nations. Unanticipated political, social or economic developments in India and surrounding regions may affect the value of a Fund’s investments and the value of Fund shares. Monsoons and other natural disasters in India and surrounding regions also can affect the value of Fund investments.

The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, protection of investor interest and the bankruptcy of enterprises are generally less well developed than or different from such laws in the United States. In the recent past, there have been several significant proposals to tax regulations that could significantly increase the level of taxes on investment. Additional risks include imposition or modification of foreign exchange controls on foreign investment. It may be more difficult to obtain a judgment in Indian courts than it is in the United States.

The market for securities in India may be less liquid and transparent than the markets in more developed countries. In addition, strict restrictions on foreign investment may decrease the liquidity of a Fund’s portfolio or inhibit a Fund’s ability to achieve its investment objective. A Fund may be unable to buy or sell securities or receive full value for such securities. Settlement of securities transactions in the Indian subcontinent are subject to risk of loss, may be delayed and are generally less efficient than in the United States. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, a Fund’s ability to redeem Fund shares could become correspondingly impaired. Each of these events could have a negative impact on the liquidity and value of the Fund’s investments. To mitigate these risks, a Fund may maintain a higher cash position than it otherwise would, or a Fund may have to sell more liquid securities which it would not otherwise choose to sell, possibly diluting its return and inhibiting its ability to track its Index.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on a Fund’s performance.

Investments in Italy. Italy, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade

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regulations could each have a significant impact on the Italian economy as well as the economies of some or all European countries. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Japan. Although Japan continues to recover from a prolonged economic downturn dating back to 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future and/or continue to lag the growth rates of other developed nations and its Asian neighbors. Economic growth in Japan is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy supporting its export market. In the past, Japanese exports have been adversely affected by trade tariffs and other protectionist measures as well as increased competition from developing nations. Japan has few natural resources and is heavily dependent on oil imports. Higher commodity prices could therefore have a negative impact on the Japanese economy. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could also have a negative impact on the Japanese economy as a whole. Despite the emergence of China as an important trading partner of Japan, strained relationships between Japan and its neighboring countries, including China, Russia, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. Increased political tension between countries in the region could adversely affect the Japanese economy and, in the event of a crisis, destabilize the region. The Japanese economy is also vulnerable to concerns of economic slowdown from within the Japanese financial system, including high levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. Japanese currency fluctuations may also adversely impact the Japanese economy and its export market. In the past, the Japanese government has intervened in its currency market to maintain or reduce the value of the yen. Any such intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness.

In March 2011, a massive earthquake and tsunami struck northeastern Japan causing major damage to the country’s domestic energy supply, including damage to nuclear power plants. In the wake of this natural disaster, Japan’s financial markets fluctuated dramatically and the resulting economic distress affected Japan’s recovery from its recession. The government injected capital into the economy and proposed plans for massive spending on reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The full extent of the disaster’s impact on Japan’s economy and foreign investment in Japan is difficult to estimate. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. These and other factors could have a negative impact on a Fund’s performance.

Investments in the Netherlands. The Netherlands, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Dutch economy as well as the economies of some or all European countries. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Russia. Investing in securities of Russian companies involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. Government. These risks include: (i) investment and repatriation controls, which could make it harder for a Fund to track its underlying Index and decrease a Fund’s tax efficiency; (ii) unfavorable action by the Russian government, such as expropriation, dilution, devaluation, or default from excessive taxation; (iii) fluctuations in the currency rate exchange between the Russian ruble and the U.S. dollar; (iv) smaller securities markets with greater price volatility, less liquidity, and fewer issuers with a larger percentage of market capitalization or trading volume than in U.S. markets; (v) continued governmental involvement in and influence over the private sector as Russia undergoes a transition from central control to market-oriented democracy; (vi) less reliable financial information available concerning Russian issuers that may not be prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards; (vii) unfavorable political and economic developments, social instability, and changes in government policies; and (viii) the continued imposition of economic sanctions on Russian individuals and business sectors, or the threat of further sanctions, from Western countries in response to Russia’s recent political and military actions. In addition, investing in Russian securities involves risks of delayed settlement of portfolio transactions and the loss of a Fund’s ownership rights in its securities due to the Russian system of custody and share registration. Investments in Russia are also subject to the risk that a natural disaster, such as an earthquake, drought, flood, fire or tsunami, could cause a significant adverse impact on the Russian economy. These and other factors could have a negative impact on a Fund’s performance.

Economic sanctions imposed on Russia by the United States, EU, and other Western countries in response to Russia’s military intervention in the Ukraine and in response to other events (e.g., cyber activities) may also negatively affect the performance of Russian companies and the overall Russian economy. The Ukraine sanctions target Russian individuals and the Russian financial, energy and defense sectors, while other sanctions impact other sectors, but they have also caused capital flight, a loss of confidence in Russian sovereign debt, and a retaliatory import ban by Russia that could lead to ruble inflation. Coupled with

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lower worldwide oil prices, Western sanctions have had the effect of slowing the entire Russian economy and may push the Russian economy toward recession. In addition, other U.S. and/or Western sanctions may be imposed based on negative actions perpetrated (or believed to have been perpetrated) by Russia.

Investments in Singapore. The economy of Singapore is heavily dependent on international trade and export. Conditions that weaken demand for such products worldwide or in the Asian region could have a negative and significant impact on the Singaporean economy as a whole. In addition, the economy of Singapore may be particularly vulnerable to external market changes because of its smaller size. These and other factors could have a negative impact on a Fund’s performance.

Investments in South Africa. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries), certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. South Africa’s currency has recently fluctuated significantly and may be vulnerable to significant devaluation. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. South Africa’s economy is heavily dependent on natural resources and commodity prices. South Africa’s currency may be vulnerable to devaluation. These and other factors could have a negative impact on a Fund’s performance.

Investments in South Korea. Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. The economy of South Korea is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems. Relations with North Korea could also have a significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. These and other factors could have a negative impact on the Fund’s performance.

Investments in Spain. Spain, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Spanish economy as well as the economies of some or all European countries. Spain, along with certain other EU economies, experienced a significant economic slowdown during the recent financial crisis. The Spanish economy has been characterized by slow growth in recent years due to factors such as low housing sales, construction declines, and the international credit crisis. The rate of unemployment, inflation and productivity in Spain is relatively lower than other European countries. As a result, the Spanish government has introduced austerity reforms to reduce the fiscal deficit. While these reforms may stimulate the Spanish economy in the long term, they could have negative short-term effects on the Spanish financial market. Moreover, the Spanish government is involved in a long-running campaign against terrorism. Therefore, acts of terrorism on Spanish soil or against Spanish interests abroad may cause uncertainty in the Spanish financial markets. These and other factors, including the potential

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consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Sweden. Sweden’s largest trading partners include the United States, Germany and certain other Western European nations. As a result, the economy of Sweden may be significantly affected by changes in the economies, trade regulations, currency exchange rates, and monetary policies of these trading partners. In addition, Sweden maintains a robust social welfare system, and Sweden’s workforce is highly unionized. As a result, Sweden’s economy may experience, among other things, increased government spending, higher production costs, and lower productivity. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Switzerland. Although Switzerland is not a member of the EU, the Swiss economy is heavily dependent on the economies of the United States and other European nations as key trading partners. In particular, Switzerland depends on international trade and exports to generate economic growth. As a result, future changes in the price or the demand for Swiss products or services by these trading partners, or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Swiss economy. In addition, due to Switzerland’s limited natural resources, the economy of Switzerland may be impacted by extreme price fluctuations in the price of certain raw materials. Moreover, the Swiss economy relies heavily on the banking sector. Recent allegations that certain Swiss banking institutions marketed and sold offshore tax evasion services to U.S. citizens may adversely impact the Swiss economy. These and other factors, including the potential consequences of the withdrawal of the United Kingdom from the EU as described above, could have a negative impact on a Fund’s performance.

Investments in Taiwan. The economy of Taiwan is heavily dependent on exports. Currency fluctuations, increasing competition from Asia’s other emerge economies, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. Concerns over Taiwan’s history of political contention and its current relationship with China may also have a significant impact on the economy of Taiwan. These and other factors could have a negative impact on a Fund’s performance.

Investments in the United Kingdom. The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries and the United States. The economy of the United Kingdom may be impacted by changes to the economic health of other European countries and the United States. The United Kingdom also relies heavily on the export of financial services. Accordingly, a slowdown in the financial services sector may have an adverse impact on the United Kingdom’s economy. On January 31, 2020, the United Kingdom formally exited the EU. For more information about “Brexit” and the associated risks, see the above description of “Investments in Europe.” These and other factors could have a negative impact on a Fund’s performance.

Under normal market conditions, to the extent securities of foreign issuers ever comprise less than 40% of the assets of the Global High Dividend Fund on the annual Index screening date, the Board of Trustees of the Trust will either change the name of the Fund or change the Fund’s benchmark.

REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in the securities of real estate investment trusts (“REITs”) to the extent allowed by law. The Global ex-U.S. Real Estate Fund generally invests a significant percentage of its assets in REITs. Risks associated with investments in securities of REITs include decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain exemption from the 1940 Act, and, for U.S. REITs, the possibility of failing to qualify for the favorable U.S. federal income tax treatment available to U.S. REITs under the Code. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. As discussed herein, the Fund may not invest more than 15% of its net assets in illiquid investment. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to

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repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned.

TRACKING STOCKS. Each Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. A Fund may also purchase intermediate and long-term obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. Such obligations may be short-, intermediate- or long-term. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of each Fund’s applicable Sub-Adviser. The Trust has delegated to the Sub-Advisers the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and each Sub-Adviser’s role in implementing such guidelines.

All Mellon Managed Funds. As a registered investment adviser, Mellon is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of its clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, Mellon takes into account long term economic value as it evaluates issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

For clients that have delegated proxy authority, Mellon will make every reasonable effort to ensure that proxies are received and are voted in accordance with this policy and related procedures. To assist Mellon in that process, it retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Mellon also retains Glass Lewis for research services only.

Mellon seeks to avoid potential material conflicts of interest through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (“Committee”). As such, Mellon has adopted and implemented BNY Mellon’s Proxy Voting Policy and proxy voting guidelines. The guidelines are applied to all client accounts for which Mellon has been delegated the authority to vote in a consistent manner and without consideration of any client relationship factors.

Under this policy, the Committee permits member firms (such as Mellon) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s).

Mellon will furnish a copy of its Proxy Voting Policy and its proxy voting guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock. It is the policy of Mellon not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Mellon has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

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Proxy Voting Disclosure. Clients who have delegated proxy voting authority to Mellon may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities. Mellon performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and Mellon records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are completed as a component of Mellon’s Rule 206(4)-7 compliance program.

All Quantitative Equity Funds. The Trust has adopted the proxy voting guidelines of Voya IM as its proxy voting policies for the Quantitative Equity Funds. Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

All Funds. A complete copy of each Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Advisers. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As ETFs, information about each Fund’s portfolio holdings is made available each Business Day in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of a Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. A “Business Day” with respect to each Fund is any day on which its respective Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds’ Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund will disclose its complete portfolio holdings online at www.wisdomtree.com. Online disclosure of such holdings is publicly available at no charge.

Each Fund also will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year end, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

WISDOMTREE INDEX DESCRIPTION

All Index Funds

A description of each Index is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund.” Additional information about each Index, including the components and weightings of the Indexes, as well as Index Methodology, which contains the rules that govern inclusion and weighting in each of the Indexes, is available at www.wisdomtree.com\index.

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Component Selection Criteria.

WisdomTree U.S. Dividend Indexes: Each WisdomTree U.S. Dividend Index (i.e., the indexes of the WisdomTree U.S. Value Equity ETFs) is derived from the WisdomTree U.S. Dividend Index. Common stocks, REITs (except mortgage REITs), tracking stocks, and holding companies are eligible for inclusion in each WisdomTree U.S. Dividend Index. ADRs, GDRs and EDRs, limited partnerships, limited liability companies, royalty trusts, business development companies (“BDCs”) preferred stocks, closed-end funds, ETFs, and derivative securities, such as warrants and rights, are not eligible.

WisdomTree Core Equity Indexes: Each WisdomTree Core Equity Index (i.e., the indexes of the WisdomTree U.S. Core Equity ETFs) is derived from the WisdomTree U.S. Total Market Index. The Index constituents are determined by an Index Committee that looks at companies to identify equity stocks of differing capitalization structures. Common stocks, REITs (except mortgage REITs), tracking stocks, and holding companies are eligible for inclusion in each WisdomTree Core Equity Index. REITs, ADRs, GDRs and EDRs are excluded, as are limited partnerships, limited liability companies, royalty trusts, BDCs, preferred stocks, closed-end funds and ETFs. Derivative securities, such as warrants and rights, are not eligible.

WisdomTree Developed International Dividend Indexes: Each WisdomTree Developed International Dividend Index (i.e., the indexes of the WisdomTree Developed World ex-U.S. ETFs) is derived from the WisdomTree International Equity Index.

Common stocks, REITs (except mortgage REITs), tracking stocks, and holding companies are eligible for inclusion in each WisdomTree Developed International Dividend Index. ADRs, GDRs and EDRs, limited partnerships, limited liability companies, passive foreign investment companies, royalty trusts, preferred stocks, closed-end funds, ETFs, and derivative securities, such as warrants and rights, are not eligible.

WisdomTree Emerging Markets Dividend Indexes: Each WisdomTree Emerging Markets Dividend Index (i.e., the indexes of the WisdomTree Emerging/Frontier Markets ETFs) is derived from the WisdomTree Emerging Markets Index. Specific country restrictions include: (i) with respect to China, only companies incorporated in China and that trade on the Hong Kong Stock Exchange are eligible for inclusion; (ii) in India, only securities whose foreign ownership restrictions have yet to be breached are eligible for inclusion within the Index; and (iii) Russia: ADRs or GDRs are used. ADRs and GDRs are not used for companies within any other countries. Passive foreign investment companies, limited partnerships, limited liability companies, royalty trusts, preferred stock, rights, and other derivative securities are all excluded.

WisdomTree Global Dividend Indexes: Each WisdomTree Global Dividend Index (i.e., the indexes of the WisdomTree Global/Global ex-U.S. ETFs) is derived from the following WisdomTree indexes: WisdomTree Dividend Index, WisdomTree Developed International Dividend Index and WisdomTree Emerging Markets Dividend Index. Eligible and ineligible investments for each of these WisdomTree Indexes are set forth above.

WisdomTree Growth Leaders Index: Eligible securities are weighted in the Index by an average of their equal and market cap weights, with a maximum weight of 9% at the annual reconstitution. In addition, non-U.S. constituents are capped at 12% and Chinese constituents are capped at 5% at the annual reconstitution.

Annual Index Screening/Rebalance Dates. The WisdomTree Indexes, except for the WisdomTree U.S. Multifactor Index, are “rebalanced” or “reconstituted” on an annual basis. The WisdomTree U.S. Multifactor Index is “rebalanced” or “reconstituted” on a quarterly basis. Except as otherwise indicated by the Index provider, new securities are added to the Indexes only during the rebalances. Index rebalance and reconstitution schedules change from time to time. The latest Index calendar is available at www.wisdomtree.com/index. The Indexes are rebalanced in the month following the screening date.

During the screening date, securities are screened to determine whether they comply with WisdomTree’s proprietary Index methodology and are eligible to be included in an Index. This date is sometimes referred to as the “Index measurement date” or the “Screening Point.” Based on this screening, securities that meet Index requirements are added to the applicable Index, and securities that do not meet such requirements are dropped from the applicable Index. An Index methodology may indicate that a certain number of constituents may be eligible for inclusion in the Index based on specific eligibility criteria (e.g., the Index will include the top 100 companies by market capitalization that meet specific eligibility criteria). There may be fewer constituents in the Index than the threshold number noted due to fewer companies meeting the specific eligibility criteria.

The approximate number of components of each Index is disclosed herein as of June 30, 2021.

Name of WisdomTree Index	Approximate Number of Components
WisdomTree U.S. Total Dividend Index	1,193
WisdomTree U.S. High Dividend Index	316
WisdomTree U.S. LargeCap Dividend Index	299
WisdomTree U.S. MidCap Dividend Index	304
WisdomTree U.S. SmallCap Dividend Index	579
WisdomTree U.S. Quality Dividend Growth Index	298
WisdomTree U.S. SmallCap Quality Dividend Growth Index	215

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Name of WisdomTree Index	Approximate Number of Components
WisdomTree U.S. LargeCap Index	501
WisdomTree U.S. MidCap Index	460
WisdomTree U.S. SmallCap Index	688
WisdomTree U.S. Multifactor Index	201
WisdomTree International Equity Index	2,035
WisdomTree International High Dividend Index	581
WisdomTree International LargeCap Dividend Index	297
WisdomTree International MidCap Dividend Index	570
WisdomTree International SmallCap Dividend Index	1,152
WisdomTree International Quality Dividend Growth Index	299
WisdomTree Europe Quality Dividend Growth Index	296
WisdomTree Europe SmallCap Dividend Index	163
WisdomTree Japan SmallCap Dividend Index	813
WisdomTree Japan Hedged Equity Index	456
WisdomTree Japan Hedged SmallCap Equity Index	813
WisdomTree Europe Hedged Equity Index	103
WisdomTree Europe Hedged SmallCap Equity Index	179
WisdomTree Germany Hedged Equity Index	62
WisdomTree International Hedged Quality Dividend Growth Index	299
WisdomTree Global High Dividend Index	641
WisdomTree Global ex-U.S. Quality Dividend Growth Index	300
WisdomTree Global ex-U.S. Real Estate Index	194
WisdomTree Emerging Markets High Dividend Index	495
WisdomTree Emerging Markets SmallCap Dividend Index	937
WisdomTree Emerging Markets ex-State-Owned Enterprises Index	697
WisdomTree India Earnings Index	361
WisdomTree India ex-State-Owned Enterprises Index	108
WisdomTree China ex-State-Owned Enterprises Index	173
WisdomTree Growth Leaders Index	60

Applying the Calculated Volume Factor Adjustment. After applying the initial Index eligibility criteria screens and weighting scheme, each Index component’s “calculated volume factor” is determined. The calculated volume factor is the security’s average daily dollar trading volume for the three months preceding the Index screening date divided by the security’s weight in the Index. If a component security’s calculated volume factor is:

(i)	at least $400 million, the security is included in the Index and its weight in the Index is not reduced.

(ii)	less than $200 million ($100 million for the Japan SmallCap Dividend Index and the Japan SmallCap Equity Index) and the security was not in the Index immediately prior to the Index screening date, the security is deleted from the Index and its weight is allocated pro rata among the remaining component securities. For example, if a security’s weight in the Index is 2%, but its calculated volume factor is only $100 million, the security is deleted from the Index. Accordingly, 2% of the Index’s weight would be reallocated among the other Index components on a pro rata basis.

(iii)	less than $200 million ($100 million for the Japan SmallCap Dividend Index and the Japan SmallCap Equity Index) and the security was in the Index immediately prior to the Index screening date, the security’s weight in the Index will be reduced in the manner described in (iv) below.

(iv)	$200 million or more ($100 million for the Japan SmallCap Dividend Index and the Japan SmallCap Equity Index), but less than $400 million, the security’s weight in the Index will be reduced. The component security’s reduced weight is calculated by dividing its calculated volume factor by $400 million and multiplying this fraction by the company’s weight. For example, if a security’s weight in the Index is 2%, but its calculated volume factor is only $300 million, the security’s weight in the Index is reduced to 1.5% (i.e., the outcome of dividing $300 million by $400 million and multiplying by 2%). The reduction in weight is reallocated pro rata among the other component securities in the Index. Accordingly, 0.5% of the Index’s weight would be reallocated among the other Index components on a pro rata basis.

In response to market conditions and volume factor adjustments, security, country, and sector weights may fluctuate above or below a specified cap between annual Index screening dates.

Index Maintenance. Index maintenance occurs throughout the year and includes monitoring and implementing the adjustments for company additions and deletions, stock splits, stock dividends, spin-offs, corporate restructurings and other corporate actions.

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Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. To the extent reasonably practicable, such changes will be announced at least two days prior to their implementation.

For each Index, except the WisdomTree China ex-State-Owned Enterprises Index, WisdomTree India ex-State-Owned Enterprises Index and WisdomTree Growth Leaders Index, should any company achieve a weighting equal to or greater than 24% of the Index, its weighting will be reduced at the close of the current calendar quarter, and other components in the Index will be rebalanced. Should any company achieve a weighting equal to or greater than 20% of the WisdomTree China ex-State-Owned Enterprises Index, its weighting will be reduced at the close of the current calendar quarter to the initial 10% cap, and other components in the Index will be rebalanced. Should exposure to China-domiciled companies achieve a weighting equal to or greater than 5% of the WisdomTree Growth Leaders Index, the total weight of those companies will be proportionally reduced to 5%. Should exposure to non-U.S.-domiciled companies achieve a weighting equal to or greater than 12% of the WisdomTree Growth Leaders Index, the total weight of companies will be proportionally reduced to 12%. Moreover, for each Index, should the collective weight of Index component securities whose individual current weights equal or exceed 5% of an Index, when added together, exceed 50% of such Index, the weightings in those component securities will be reduced so that their collective weight equals 40% of the Index as of the close of the current calendar quarter, and other components in the Index will be rebalanced.

Index Availability: Although U.S. and European (e.g., Europe and Germany) WisdomTree Indexes are calculated and disseminated throughout each day the Listing Exchange is open for trading, all Global, International and Emerging Markets Funds’ Indexes are calculated only on an end-of-day basis due to differences in time zone and the fact that these markets are not open during the Listing Exchanges’ market hours.

Changes to the Index Methodology. The WisdomTree Indexes are governed by published, rules-based methodologies. Changes to a methodology will be publicly disclosed at www.wisdomtree.com/etfs/index-notices.aspx prior to implementation.

Index Calculation Agent. In order to minimize any potential for conflicts caused by the fact that WisdomTree Investments and its affiliates act as Index provider and investment adviser to the Funds, WisdomTree Investments has retained an unaffiliated third party to calculate each Index (the “Calculation Agent”). The Calculation Agent, using the applicable rules-based methodology, will calculate and disseminate the Indexes on a daily basis. WisdomTree Investments will monitor the results produced by the Calculation Agent to help ensure that the Indexes are being calculated in accordance with the applicable rules-based methodology. In addition, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent non-public information about pending changes to the Indexes from being used or disseminated in an improper manner. Furthermore, WisdomTree Investments and WisdomTree Asset Management have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Funds’ portfolio strategies.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below, its investment objective, and its underlying Index without a shareholder vote provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

All Index Funds, U.S. ESG Fund and Quantitative Equity Funds. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total

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assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that each Fund’s underlying Index (as applicable) concentrates in the securities of a particular industry or group of industries.*

Active Funds (except U.S. ESG Fund and Quantitative Equity Funds). Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act.

This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund’s investment policies.

* The U.S. ESG Fund and Quantitative Equity Funds no longer track underlying indices. As of March 16, 2020, the U.S. ESG Fund changed from being an index-based fund to an actively managed fund. As of January 18, 2022, each of the Quantitative Equity Funds changed from being an index-based fund to an actively managed fund. As a result, none of these three Funds will concentrate its investments to the same extent as an underlying Index.

Non-Fundamental Policies. The following investment policies are not fundamental and may be changed without shareholder approval. Prior to any change in a Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

Each applicable Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by the Fund’s name, including investments that are tied economically to the particular country or geographic region suggested by the Fund’s name.

The U.S. Value Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies domiciled in the U.S. or listed on a U.S. exchange.

The Emerging Markets Quality Dividend Growth Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of dividend-paying companies (i.e., companies that paid a dividend within the last year).

The Growth Leaders Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such components securities.

All Funds. Each Fund’s investment in derivatives will be included in its net assets when determining whether the Fund satisfies the 80% test described above and the Fund values those derivatives at market value.

Various factors may be considered in determining whether an investment is tied economically to a particular country or region, including one or more of the following: whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in a particular country or region; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country or region; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

If, subsequent to an investment, the 80% requirement is no longer met, such Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

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CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

WisdomTree Investments or its affiliates (the “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) funds as they are launched or thereafter, may purchase shares from broker-dealers or other investors that have previously provided “seed” for funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The funds will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•	privately negotiated transactions;
•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•	any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any

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investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Advisory Agreements and Sub-Advisory Agreements with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may

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differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, 230 Park Avenue, New York, New York 10169.

The Chairman of the Board, Victor Ugolyn, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (83.3%) of Trustees who are not interested persons of the Funds (i.e., “Independent Trustees”). There is an Audit Committee, Governance, Nominating and Compliance Committee, Contracts Review Committee, and Investment Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005 – present; President, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust
David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	77	None

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee During Past 5 Years
Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	77	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	77	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001-2016).

Officers of the Trust
Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments and WisdomTree Asset Management.

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee During Past 5 Years
David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	77	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Chief Compliance Officer WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	77	None

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	77	None

TJ Darnowski (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	77	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	77	None

*	Chair of the Audit Committee.
**	Chair of the Contracts Review Committee.
***	Co-Chair of the Governance, Nominating and Compliance Committee.
****	Chair of the Investment Committee.
*****	Elected by and serves at the pleasure of the Board.
+	As of the date of this SAI.

Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2021, the Audit Committee held seven meetings.

Governance, Nominating and Compliance Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance, Nominating and Compliance Committee. The principal responsibilities of the

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Governance, Nominating and Compliance Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibility with respect to overseeing the CCO and overseeing compliance matters involving the Funds and their service providers as reported to the Board. While the Governance, Nominating and Compliance Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance, Nominating and Compliance Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance, Nominating and Compliance Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance, Nominating and Compliance Committee. During the fiscal year ended March 31, 2021, the Governance, Nominating and Compliance Committee held four meetings.

Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Advisers, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. On March 12, 2014, the Board created the Contracts Review Committee. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended March 31, 2021, the Contracts Review Committee held five meetings.

Investment Committee. Ms. Raso Kirstein and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee. The principal responsibilities of the Investment Committee are to support, oversee and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board), address such other matters that the Board shall determine and provide recommendations to the Board as needed in respect of the foregoing matters. On December 11, 2015, the Board created the Investment Committee. The Board has adopted a written charter for the Investment Committee. During the fiscal year ended March 31, 2021, the Investment Committee held nine meetings.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Funds because of the experience he has gained as President, Chief Executive Officer and director of WisdomTree Investments and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Funds because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Funds because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, exchange traded funds, investment advisers, and independent directors as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Funds because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Funds because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Funds because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

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Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustee
Jonathan Steinberg	Emerging Markets SmallCap Dividend Fund	Over $100,000	Over $100,000
	U.S. SmallCap Fund	Over $100,000
	Global High Dividend Fund	$50,001-$100,000
	Emerging Markets High Dividend Fund	$1-$10,000
	Emerging Markets Quality Dividend Growth Fund	$1-$10,000
	U.S. High Dividend Fund	$1-$10,000
	U.S. Quality Dividend Growth Fund	$1-$10,000

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
David G. Chrencik	Emerging Markets ex-State-Owned Enterprises Fund	$10,001-$50,000	Over $100,000
	China ex-State-Owned Enterprises Fund	$50,001-$100,000
Joel H. Goldberg	U.S. SmallCap Quality Dividend Growth Fund	Over $100,000	Over $100,000
	Global ex-U.S. Quality Dividend Growth Fund	Over $100,000
	U.S. Value Fund	Over $100,000
Toni M. Massaro	U.S. Quality Dividend Growth Fund	$50,001-$100,000	Over $100,000
	U.S. LargeCap Dividend Fund	$50,001-$100,000
	U.S. High Dividend Fund	$10,001-$50,000
Melinda A. Raso Kirstein	Japan Hedged Equity Fund	$10,001-$50,000	Over $100,000
	U.S. LargeCap Fund	$50,001-$100,000
	U.S. Total Dividend Fund	$50,001-$100,000
Victor Ugolyn	Emerging Markets ex-State-Owned Enterprises Fund	$50,001-$100,000	Over $100,000

*	These values are based on the Trustees’ ownership as of December 31, 2020.

Board Compensation. The following table sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended March 31, 2021.

Name of Interested Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex*
Jonathan Steinberg	$0	None	None	$0
David G. Chrencik	$345,400.00	None	None	$345,400.00
Joel Goldberg	$361,100.00	None	None	$361,100.00
Toni Massaro	$329,700.00	None	None	$329,700.00
Melinda A. Raso Kirstein	$345,400.00	None	None	$345,400.00
Victor Ugolyn	$471,000.00	None	None	$471,000.00

*	The Trust is the only trust in the “Fund Complex.”

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Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of June 30, 2021, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Participant Name	Percentage of Ownership
WisdomTree U.S. Total Dividend Fund	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	12.03%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	12.02%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	11.39%
	E*Trade Securities LLC 1271 Avenue of the Americas, 14th Floor New York, NY 10020	10.80%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.96%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	9.96%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.69%
WisdomTree U.S. High Dividend Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	19.32%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	13.36%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	9.64%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	9.32%
	Wells Fargo Clearing Services LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.48%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.76%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	6.16%
WisdomTree U.S. AI Enhanced Value Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	23.36%

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	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.62%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	9.31%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	7.95%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.46%
WisdomTree U.S. LargeCap Dividend Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.65%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	14.49%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.95%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	7.63%
	PNC Bank, N.A. The Tower at PNC Plaza 300 Fifth Avenue Pittsburgh, PA 15222-2401	6.94%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.38%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	6.02%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.68%
WisdomTree U.S. MidCap Dividend Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	15.89%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.35%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	12.68%

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	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.26%
	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402	6.56%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	5.65%
WisdomTree U.S. SmallCap Dividend Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	26.98%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.34%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.85%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.82%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	5.30%
WisdomTree U.S. Quality Dividend Growth Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.30%
	PNC Bank, N.A. The Tower at PNC Plaza 300 Fifth Avenue Pittsburgh, PA 15222-2401	14.13%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	13.27%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	8.73%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.51%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.30%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.64%

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WisdomTree U.S. SmallCap Quality Dividend Growth Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	24.55%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	15.98%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	12.18%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.22%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	8.33%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.97%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.08%
U.S. Value Fund	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	24.21%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	20.22%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	19.92%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	13.29%
WisdomTree U.S. LargeCap Fund	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	37.26%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.10%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	9.83%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.25%
WisdomTree U.S. MidCap Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	17.88%

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	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	16.68%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.48%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	8.16%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	7.00%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.94%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	6.00%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.19%
WisdomTree U.S. SmallCap Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	20.92%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	12.11%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.48%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.82%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.53%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	8.52%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	7.05%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	6.45%
WisdomTree U.S. Multifactor Fund	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	48.92%

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	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	28.44%
	Goldman, Sachs & Co. LLC 200 West Street New York, NY 10001	6.03%
WisdomTree U.S. ESG Fund	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	32.77%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.47%
	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	9.80%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	6.67%
	E*Trade Securities LLC 1271 Avenue of the Americas, 14th Floor New York, NY 10020	5.47%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.01%
WisdomTree International Equity Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	24.83%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	14.15%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	12.19%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.67%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	8.39%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	6.01%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	5.21%
WisdomTree International High Dividend Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	34.87%

39

	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	9.06%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.84%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.79%
	Bank of America, NA/GWIM Trust Operations One One Bryant Park New York, NY 10036	6.41%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.45%
WisdomTree International LargeCap Dividend Fund	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	26.23%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	24.86%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.46%
	The Huntington National Bank 5555 Cleveland Ave. Columbus, OH 43231	6.67%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.20%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	5.70%
WisdomTree International MidCap Dividend Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	31.00%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.42%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	9.13%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.63%
	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402	5.48%

40

WisdomTree International SmallCap Dividend Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	39.38%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	17.88%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	13.26%
	Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	5.19%
WisdomTree International AI Enhanced Value Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	14.17%
	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	10.57%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.11%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.19%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.44%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.24%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	7.18%
	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402	6.72%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	5.64%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	5.01%
WisdomTree International Quality Dividend Growth Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	19.31%

41

	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	13.89%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.97%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	9.74%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.09%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.82%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	7.65%
WisdomTree International Multifactor Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	66.81%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	13.82%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.55%
	Goldman, Sachs & Co. LLC 200 West Street New York, NY 10001	6.47%
WisdomTree Europe Quality Dividend Growth Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	21.98%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	20.00%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	11.66%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.54%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.83%
	BMO Nesbitt Burns Inc./CDS 100 Adelaide Street, West Toronto, ON Canada, M5H 1S3	6.13%

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WisdomTree Europe SmallCap Dividend Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	15.01%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	11.85%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.26%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.79%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	6.34%
	Interactive Brokers LLC/Retail Two Pickwick Plaza Greenwich, CT 06830	5.99%
WisdomTree Japan SmallCap Dividend Fund	SEI Private Trust Company/C/O GWP 1 Freedom Valley Dr. Oaks, PA 19460	18.27%
	Interactive Brokers LLC/Retail Two Pickwick Plaza Greenwich, CT 06830	11.98%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	11.86%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.44%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	7.57%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.39%
WisdomTree Japan Hedged Equity Fund	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	12.15%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	11.63%
	Citibank, N.A./S.D. Indeval Institucion Para El Deposito De Valores, S.A. DE C.V. 390 Greenwich Street, 3rd Floor New York, NY 10013	10.52%
	Charles Schwab & Co., Inc.	6.46%

43

	211 Main St. San Francisco, CA 94105-1905
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	6.12%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	6.05%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.35%
WisdomTree Japan Hedged SmallCap Equity Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	16.48%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	15.48%
	BOFA Securities, Inc. One Bryant Park New York, NY 10036	11.38%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.12%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	7.72%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	7.48%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.91%
WisdomTree Europe Hedged Equity Fund	Citibank, N.A./S.D. Indeval Institucion Para El Deposito De Valores, S.A. DE C.V. 390 Greenwich Street, 3rd Floor New York, NY 10013	15.25%
	Goldman, Sachs & Co. LLC 200 West Street New York, NY 10001	12.17%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	9.93%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.54%
	National Financial Services LLC 499 Washington Blvd.	5.65%

44

	Jersey City, NJ 07310
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	5.64%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	5.41%
	The Bank of New York Mellon 240 Greenwich Street, 13th Floor East New York, NY 10286	5.30%
WisdomTree Europe Hedged SmallCap Equity Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	31.69%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.12%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	10.64%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	7.97%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.40%
WisdomTree Germany Hedged Equity Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.11%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	8.77%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	8.45%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	8.27%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	6.98%
	BOFA Securities, Inc. 1 Bryant Park New York, NY 10036	6.55%
	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	5.07%
WisdomTree International Hedged Quality Dividend Growth Fund	Charles Schwab & Co., Inc. 211 Main St.	20.93%

45

	San Francisco, CA 94105-1905
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	15.29%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	12.74%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.73%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	12.13%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	5.57%
WisdomTree Global High Dividend Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	27.78%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	14.03%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	8.66%
	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402	6.03%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.62%
WisdomTree Global ex-U.S. Quality Dividend Growth Fund	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	17.92%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	14.54%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	14.39%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.51%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.23%

46

	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	6.86%
	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402	5.15%
WisdomTree Global ex-U.S. Real Estate Fund	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	21.29%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	17.03%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.39%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	6.67%
WisdomTree Emerging Markets High Dividend Fund	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.43%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	14.27%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	13.24%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	9.80%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	6.05%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	5.70%
WisdomTree Emerging Markets SmallCap Dividend Fund	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	28.23%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	27.61%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	14.95%
WisdomTree Emerging Markets Quality Dividend Growth Fund	Charles Schwab & Co., Inc.	25.70%

47

	211 Main St. San Francisco, CA 94105-1905
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.75%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	10.38%
	National Bank Financial Inc./CDS** 130 Adelaide Street, West Suite 1400 Toronto, Ontario Canada M5H 3P5	9.01%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	7.10%
	Fifth Third Bank, National Association 5001 Kingsley Dr., Dept 3385 Cincinnati, OH 45263	5.80%
WisdomTree Emerging Markets Multifactor Fund	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	43.06%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	19.73%
	Pershing LLC 760 Moore Road King of Prussia, PA 19406	8.08%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	7.59%
	E*Trade Securities LLC 1271 Avenue of the Americas, 14th Floor New York, NY 10020	6.10%
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	10.99%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	10.49%
	The Bank of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	10.09%
	Citibank, N.A./S.D. Indeval Institucion Para El Deposito De Valores, S.A. DE C.V. 390 Greenwich Street, 3rd Floor New York, NY 10013	9.87%

48

	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	8.25%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.20%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.67%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	7.30%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	5.65%
WisdomTree India Earnings Fund	The Bank of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	11.89%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	11.71%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.39%
	Interactive Brokers LLC/Retail Two Pickwick Plaza Greenwich, CT 06830	8.00%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.47%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	5.44%
WisdomTree India ex-State-Owned Enterprises Fund	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	19.58%
	Robert W. Baird & Co. Inc. 777 E. Wisconsin Ave. Milwaukee, WI 53202	16.67%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.58%
	The Bank of Nova Scotia/Client A 100 Adelaide Street, West Toronto, ON Canada, M5H 1S3	10.83%
	Vanguard Marketing Corporation 100 Vanguard Blvd.	10.72%

49

	Malvern, PA 19355
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	7.74%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.13%
WisdomTree China ex-State-Owned Enterprises Fund	Citibank, N.A./S.D. Indeval Institucion Para El Deposito De Valores, S.A. DE C.V. 390 Greenwich Street, 3rd Floor New York, NY 10013	13.03%
	Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	12.38%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	11.38%
	Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	9.88%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	7.96%
	Interactive Brokers LLC/Retail Two Pickwick Plaza Greenwich, CT 06830	5.68%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.50%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.34%
WisdomTree Growth Leaders Fund	N/A	N/A

Certain officers, employees, accounts or affiliates of WisdomTree Asset Management (such as WisdomTree Investments, 230 Park Avenue, New York, NY 10169), including other funds advised by WisdomTree Asset Management or third parties, may from time to time own a substantial amount of a Fund’s shares, including as an initial or seed investor. Such positions may be held for a limited period of time, including to facilitate commencement of a Fund, to facilitate the Funds’ achieving size or scale or in seeking to track model portfolios of ETFs developed and maintained by the Adviser. Such shareholders, individually and/or collectively, could at times be considered to control the Fund (i.e., own greater than 25% of the Fund shares) and may purchase or sell shares, including large blocks of shares, at any given time. There can be no assurance that any such entity or person would not redeem or sell its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements, which could negatively impact a Fund and its shares. In addition, such transactions may account for a large percentage of secondary market trading volume and may, therefore, not be sustainable and/or may have a material upward or downward effect on the market price of the shares.

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 230 Park Avenue, New York, New York 10169.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund. The Adviser also

50

provides proactive oversight of the Sub-Adviser’s daily monitoring of the Sub-Adviser’s buying and selling of securities for each Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund, including:

■	Overseeing the Trust’s insurance program;
■	Overseeing and coordinating all governance matters for the Trust;
■	Coordinating meetings of the Board of Trustees;
■	Devoting time and resources to maintaining an efficient market for each Fund’s shares;
■	Coordinating with outside counsel on all Trust related legal matters;
■	Coordinating the preparation of the Trust’s financial statements;
■	Coordinating all regulatory filings and shareholder reporting;
■	Overseeing each Fund’s tax status and tax filings;
■	Maintaining and updating a website for certain required disclosures; and
■	Providing shareholders with additional information about the Funds.

Each Fund pays WisdomTree Asset Management the Management Fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Name of Fund	Management Fee
U.S. Total Dividend Fund	0.28%
U.S. High Dividend Fund	0.38%
U.S. AI Enhanced Value Fund	0.38%
U.S. LargeCap Dividend Fund	0.28%
U.S. MidCap Dividend Fund	0.38%
U.S. SmallCap Dividend Fund	0.38%
U.S. Quality Dividend Growth Fund	0.28%
U.S. SmallCap Quality Dividend Growth Fund	0.38%
U.S. Value Fund	0.12%
U.S. LargeCap Fund	0.08%
U.S. MidCap Fund	0.38%
U.S. SmallCap Fund	0.38%
U.S. Multifactor Fund	0.28%
U.S. ESG Fund	0.28%
International Equity Fund	0.48%
International High Dividend Fund	0.58%
International LargeCap Dividend Fund	0.48%
International MidCap Dividend Fund	0.58%
International SmallCap Dividend Fund	0.58%
International AI Enhanced Value Fund	0.58%
International Quality Dividend Growth Fund	0.42%
International Multifactor Fund	0.38%
Europe Quality Dividend Growth Fund	0.58%
Europe SmallCap Dividend Fund	0.58%
Japan SmallCap Dividend Fund	0.58%
Japan Hedged Equity Fund	0.48%
Japan Hedged SmallCap Equity Fund	0.58%
Europe Hedged Equity Fund	0.58%
Europe Hedged SmallCap Equity Fund	0.58%
Germany Hedged Equity Fund	0.48%
International Hedged Quality Dividend Growth Fund	0.58%
Global High Dividend Fund	0.58%
Global ex-U.S. Quality Dividend Growth Fund	0.42%
Global ex-U.S. Real Estate Fund	0.58%
Emerging Markets High Dividend Fund	0.63%
Emerging Markets SmallCap Dividend Fund	0.58%

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Name of Fund	Management Fee
Emerging Markets Quality Dividend Growth Fund	0.32%
Emerging Markets Multifactor Fund	0.48%
Emerging Markets ex-State-Owned Enterprises Fund	0.32%
India Earnings Fund	0.83%
India ex-State-Owned Enterprises Fund	0.58%
China ex-State-Owned Enterprises Fund	0.32%
Growth Leaders Fund	0.20%

Pursuant to an investment advisory agreement on behalf of all Funds, except for the U.S. Multifactor Fund, U.S. Quality Dividend Growth Fund, U.S. SmallCap Quality Dividend Growth Fund, Japan Hedged SmallCap Equity Fund, Emerging Markets Quality Dividend Growth Fund, Germany Hedged Equity Fund, Europe Quality Dividend Growth Fund, International Quality Dividend Growth Fund, International Multifactor Fund, International Hedged Quality Dividend Growth Fund, Europe Hedged SmallCap Equity Fund, Emerging Markets Multifactor Fund, Emerging Markets ex-State-Owned Enterprises Fund and India ex-State-Owned Enterprises Fund, and Growth Leaders Fund, (together, the “New Investment Advisory Agreement Funds”), WisdomTree Asset Management has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which these Funds may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by WisdomTree Asset Management.

Pursuant to an investment advisory agreement on behalf of the New Investment Advisory Agreement Funds, WisdomTree Asset Management has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which the New Investment Advisory Agreement Funds may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by WisdomTree Asset Management.

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Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The India Portfolio, a wholly-owned subsidiary of the India Earnings Fund through which the Fund invests a portion of its assets, is advised by WisdomTree Asset Management. Compensation for WisdomTree Asset Management in advising the India Earnings Fund (including the India Portfolio) is included in the table below and otherwise as described herein.

For the following periods, the Adviser received the following fees:

		For the Fiscal Year Ended March 31, 2019			For the Fiscal Year Ended March 31, 2020			For the Fiscal Year Ended March 31, 2021
Name	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee
U.S. Total Dividend Fund	6/16/06	$1,694,647	$(1,979)	$1,692,668	$2,042,234	$(1,222)	$2,041012	$2,117,431	$—	$2,117,431
U.S. High Dividend Fund	6/16/06	3,608,729	(10,351)	3,598,378	3,542,142	(7,318)	3,534,824	2,796,186	(2,719)	2,793,467
U.S. AI Enhanced Value Fund	6/16/06	3,032,755	(5,915)	3,026,840	2,960,212	(6,149)	2,954,063	2,018,359	(1,910)	2,016,449
U.S. LargeCap Dividend Fund	6/16/06	5,514,528	(6,895)	5,507,633	6,119,682	(9,779)	6,109,903	6,647,650	(3,713)	6,643,937
U.S. MidCap Dividend Fund	6/16/06	12,602,713	(27,393)	12,575,320	14,674,394	(30,762)	14,643,632	9,959,709	(17,715)	9,941,994
U.S. SmallCap Dividend Fund	6/16/06	7,869,001	(31,345)	7,837,656	7,776,962	(3,370)	7,773,592	5,600,951	(10,247)	5,590,704
U.S. Quality Dividend Growth Fund	5/22/13	6,579,577	—	6,579,577	8,212,548	—	8,212,548	11,964,520	—	11,964,520
U.S. SmallCap Quality Dividend Growth Fund	7/25/13	423,622	—	423,622	452,583	—	452,583	441,194	—	441,194
U.S. Value Fund	2/23/07	146,999	—	146,999	173,591	—	173,591	224,338	—	224,338
U.S. LargeCap Fund	2/23/07	588,799	(1,118)	587,681	255,957	(186)	255,957	336,942	—	336,942
U.S. MidCap Fund	2/23/07	4,179,065	(6,643)	4,172,422	4,140,944	(6,644)	4,134,300	2,245,985	(2,235)	2,243,750
U.S. SmallCap Fund	2/23/07	2,658,288	(1,520)	2,656,768	2,867,079	(1,105)	2,865,974	1,684,261	(1,573)	1,682,688
U.S. Multifactor Fund	6/29/17	162,383	(72)	162,311	403,330	(160)	403,330	396,872	—	396,872
U.S. ESG Fund	2/23/07	220,942	—	220,942	263,732	—	263,732	227,695	—	227,695
International Equity Fund	6/16/06	4,177,781	(2,618)	4,175,163	3,856,480	(1,535)	3,854,945	2,817,407	(708)	2,816,699
International High Dividend Fund	6/16/06	1,713,782	(891)	1,712,891	1,332,186	(963)	1,331,223	1,013,536	(564)	1,012,972
International LargeCap Dividend Fund	6/16/06	1,972,934	(3,848)	1,969,086	1,906,660	(4,269)	1,902,391	1,656,373	(592)	1,655,781
International MidCap Dividend Fund	6/16/06	1,583,525	(897)	1,582,628	1,495,709	—	1,495,709	927,877	—	927,877
International SmallCap Dividend Fund	6/16/06	10,350,505	(46,259)	10,304,246	9,348,316	(24,028)	9,324,288	7,636,857	(9,080)	7,627,777
International AI Enhanced Value Fund	6/16/06	1,068,282	(1,662)	1,066,620	918,864	(3,008)	915,856	724,440	(2,832)	721,608

53

		For the Fiscal Year Ended March 31, 2019			For the Fiscal Year Ended March 31, 2020			For the Fiscal Year Ended March 31, 2021
Name	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee
International Quality Dividend Growth Fund	4/7/16	283,897	(59,145)	224,752	461,257	(96,095)	365,162	606,328	(36,039)	570,289
International Multifactor Fund	8/10/18	17,495	—	17,495	101,020	(11)	101,009	161,085	—	161,085
Europe Quality Dividend Growth Fund	5/7/14	355,616	—	355,616	229,135	—	229,135	200,680	—	200,680
Europe SmallCap Dividend Fund	6/16/06	5,403,106	(13,255)	5,389,851	3,220,079	(3,688)	3,216,391	1,790,426	(1,990)	1,788,436
Japan SmallCap Dividend Fund	6/16/06	5,632,155	(11,906)	5,620,249	2,606,639	(1,031)	2,605,608	1,274,660	(1,246)	1,273,414
Japan Hedged Equity Fund	6/16/06	24,710,787	—	24,710,787	12,784,816	—	12,784,816	7,635,208	—	7,635,208
Japan Hedged SmallCap Equity Fund	6/28/13	814,121	—	814,121	355,417	—	355,417	189,257	—	189,257
Europe Hedged Equity Fund	12/31/09	28,986,835	—	28,986,835	19,750,8880	—	19,750,880	11,233,077	—	11,233,077
Europe Hedged SmallCap Equity Fund	3/4/15	950,073	—	950,073	537,408	—	537,408	220,289	—	220,289
Germany Hedged Equity Fund	10/17/13	337,783	—	337,783	211,684	—	211,684	147,466	—	147,466
International Hedged Quality Dividend Growth Fund	5/7/14	2,791,301	—	2,791,301	2,970,290	(6,247)	2,964,043	4,603,139	(4,133)	4,599,006
Global High Dividend Fund	6/16/06	568,785	(381)	568,404	520,568	(146)	520,422	404,645	(10)	404,635
Global ex-U.S. Quality Dividend Growth Fund	6/16/06	395,277	(227)	395,050	500,188	(645)	499,543	1,346,011	—	1,346,011

54

		For the Fiscal Year Ended March 31, 2019			For the Fiscal Year Ended March 31, 2020			For the Fiscal Year Ended March 31, 2021
Name	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived / Expenses Reimbursed	Net Advisory Fee
Global ex-U.S. Real Estate Fund	6/5/07	598,553	—	598,553	611,857	—	611,857	433,628	—	433,628
Emerging Markets High Dividend Fund	7/13/07	12,869,261	(8,763)	12,860,498	13,835,280	(5,939)	13,829,341	10,557,139	(2,740)	10,554,399
Emerging Markets SmallCap Dividend Fund	10/30/07	9,154,487	(7,237)	9,147,250	10,068,359	(18,268)	10,050,091	9,938,827	(9,034)	9,929,793
Emerging Markets Quality Dividend Growth Fund	8/1/13	468,072	(230,321)	237,751	436,288	(214,681)	221,607	358,623	(80,551)	278,072
Emerging Markets Multifactor Fund	8/10/18	33,004	(30)	32,974	93,549	—	93,549	38,827	(10)	38,817
Emerging Markets ex-State-Owned Enterprises Fund	12/10/14	1,019,893	(457,193)	562,700	3,079,721	(1,380,565)	1,699,156	8,730,387	(1,026,996)	7,703,391
India Earnings Fund/Portfolio	2/22/08	12,274,486	—	12,274,486	9,517,615	(70)	9,517,545	5,470,595	(98)	5,470,497
India ex-State-Owned Enterprises Fund	4/04/19	N/A	N/A	N/A	10,526	—	10,526	13,635	—	13,635
China ex-State-Owned Enterprises Fund	9/19/12	1,057,704	(520,457)	537,247	937,886	(461,499)	476,387	1,810,933	(248,185)	1,562,748
Growth Leaders Fund	5/22/19	N/A	N/A	N/A	7,947	—	7,947	16,096	—	16,096

55

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisers.

Mellon Investments Corporation. Mellon serves as sub-adviser to, and is responsible for the day-to-day management of, the Mellon Managed Funds and the WisdomTree Managed Futures Strategy Subsidiary. Mellon, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. MBC Investments Corporation owns between 80% and 100% of Mellon, with up to 20% owned by certain Mellon employees through authorized employee class restricted shares. MBC Investments Corporation is 100% owned by BNY Mellon IHC, LLC, which is 100% owned by The Bank of New York Mellon Corporation. Mellon manages each Mellon Managed Fund’s and WisdomTree Managed Futures Strategy Subsidiary’s portfolio investments and places orders to buy and sell such Fund’s portfolio investments. WisdomTree Asset Management pays Mellon for providing sub-advisory services to the Mellon Managed Funds.

The India Portfolio, a wholly-owned subsidiary of the India Earnings Fund through which the Fund invests a portion of its assets, is sub-advised by the Sub-Adviser. The Sub-Adviser does not receive any additional compensation for sub-advising the India Portfolio.

Mellon believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Mellon Managed Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve that Fund’s Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. Each Mellon Managed Fund is managed by Mellon’s Equity Index Strategies Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Marlene Walker-Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll.

Including the WisdomTree ETFs, as of June 30, 2021, the Sub-Adviser’s Equity Index Strategies Portfolio Management team managed 116 registered investment companies with approximately $131 billion in assets; 107 pooled investment vehicles with approximately $116 billion in assets; and 57 other accounts with approximately $147 billion in assets.

Portfolio Manager Fund Ownership

As of May 31, 2021, none of the portfolio managers owned shares of the Funds.

Portfolio Manager Compensation

Mellon’s rewards program is designed to be market-competitive and align its compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes Mellon’s investment personnel to focus on long-term alpha generation.

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Mellon’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass Mellon’s investment professional rewards program.

•	Base salary
•	Annual cash incentive
•	Long-Term Incentive Plan
–	Deferred cash for investment
–	BNY Mellon restricted stock units and/or
–	Mellon equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Voya Investment Management Co., LLC. Voya IM serves as sub-adviser and is responsible for the day-to-day management of the Quantitative Equity Funds. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 230 Park Avenue, New York, New York 10169. Voya IM is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses the portfolio investments of each Quantitative Equity Fund and places orders to buy and sell each such Fund’s portfolio investments. WisdomTree Asset Management pays Voya IM for providing sub-advisory services to the Quantitative Equity Funds.

Voya IM believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Voya IM from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Quantitative Equity Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without any penalty, by (i) vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case, on not more than sixty (60) days’ written notice to the Sub-Adviser, (ii) WisdomTree Asset Management or the Sub-Adviser for cause on at least sixty (60) days’ written notice to the other party, and (iii) WisdomTree Asset Management or the Sub-Adviser on at least 120 days’ written notice to the other party prior to any annual renewal term. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. Each Quantitative Equity Fund is managed by Voya IM’s Quantitative Equities Team. The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolios are Vincent Costa and Peg DiOrio.

Including the WisdomTree ETFs, as of September 30, 2021, the Quantitative Equities Team managed 28 registered investment companies with approximately $25.1 billion in assets; 4 pooled investment vehicles with approximately $600 million in assets; and 9 other accounts with approximately $800 million in assets.

Portfolio Manager Fund Ownership. As of September 30, 2021, none of the portfolio managers owned shares of the Funds.

Portfolio Manager Compensation. Voya IM’s overall results include a review of firm profitability, team performance and the Investment professionals’ individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed on an annual basis by the firm’s Executive Management, and includes the measure of investment performance versus benchmark and peer groups over one-, three- and five-year periods, and contributions to the firm’s revenue growth, and profitability.

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The annual incentive bonus may be subject to a deferral mechanism into a long-term compensation plan, as determined by the plan in effect at the time of payment. In addition, if an employee’s fixed base salary compensation exceeds a particular threshold, the employee may participate in Voya Financial’s deferred compensation plan.

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. Participants are eligible to receive annual awards determined by the Management Committee based largely on investment performance and their contribution to firm performance. Awards are based on the current year’s performance as defined by the Voya Financial long term incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya IM Mutual Funds. Awards are subject to a time based vesting schedule.

Description of Material Conflicts of Interest – Mellon

It is the policy of Mellon to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNY Mellon, potential conflicts may also arise between Mellon and other BNY Mellon companies.

Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Mellon’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of Mellon’s Form ADV.

Mellon manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, Mellon or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Mellon and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of Mellon’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Mellon may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Mellon client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, Mellon has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. Mellon has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming Mellon’s adherence to such policies and procedures.

Description of Material Conflicts of Interest – Voya IM.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the

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allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

All Funds

Performance Fees. The Portfolio Managers have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees are also officers or employees of one or more the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to

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client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The portfolio managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The Portfolio Managers, and the Sub-Adviser’s existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client

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accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

Codes of Ethics. The Trust, the Advisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from the EDGAR Database on the SEC's internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Administrator, Custodian, Transfer Agent and Securities Lending Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian, transfer agent and securities lending agent for the Funds. State Street’s principal address is One Lincoln Street, Boston, Massachusetts 02110. Under the Fund Administration Agreement with the Trust, State Street provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and each Fund. Under the Master Custodian Agreement with the Trust, State Street acts as custodian of assets of the Trust, including securities which the Trust, on behalf of each Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust and for each Fund. Also, under the Master Custodian Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the authorized and issued shares of beneficial interest for the Funds, and as dividend disbursing agent of the Trust. State Street also provides services for the India Portfolio. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly. State Street also serves as the Funds’ securities lending agent. As compensation for providing such services, State Street receives a portion of the income earned by the Funds in connection with the lending program. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for State Street and/or to indemnify State Street for certain liabilities.

Securities Lending Activities. State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Authorization Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including State Street Bank and Trust Company and any affiliate thereof. State Street determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds a monthly statement describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program and, on a monthly basis, State Street will make available to the Trust’s Board of Trustees a statement describing the outstanding loans and income made on such loans during the period.

The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the most recent fiscal year were as follows:

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		Fees and/or compensation for securities lending activities and related services
Fund Name	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnifi cation fee not included in revenue split	Borrower Rebates	Other fees not included in revenue split (specify)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
U.S. Total Dividend Fund	$54,177	8,088	n/a	n/a	n/a	-	n/a	$8,088	$46,089
U.S. High Dividend Fund	$100,499	15,056	n/a	n/a	n/a	-	n/a	$15,056	$85,443
U.S. AI Enhanced Value Fund	$67,660	10,117	n/a	n/a	n/a	-	n/a	$10,117	$57,543
U.S. LargeCap Dividend Fund	$65,601	9,853	n/a	n/a	n/a	-	n/a	$9,853	$55,748
U.S. MidCap Dividend Fund	$950,571	142,111	n/a	n/a	n/a	2,904	n/a	$145,015	$805,556
U.S. SmallCap Dividend Fund	$1,894,802	283,837	n/a	n/a	n/a	955	n/a	$284,792	$1,610,010
U.S. Quality Dividend Growth Fund	$59,635	8,923	n/a	n/a	n/a	-	n/a	$8,923	$50,712
U.S. SmallCap Quality Dividend Growth Fund	$23,008	3,451	n/a	n/a	n/a	-	n/a	$3,451	$19,557
U.S. Value Fund	$2,198	329	n/a	n/a	n/a	-	n/a	$329	$1,869
U.S. LargeCap Fund	$27,644	4,132	n/a	n/a	n/a	-	n/a	$4,132	$23,512
U.S. MidCap Fund	$220,235	32,965	n/a	n/a	n/a	8	n/a	$32,973	$187,262
U.S. SmallCap Fund	$717,332	107,428	n/a	n/a	n/a	2	n/a	$107,430	$609,902
U.S. Multifactor Fund	$15,877	2,266	n/a	n/a	n/a	-	n/a	$2,266	$13,611
U.S. ESG Fund	$2,486	371	n/a	n/a	n/a	-	n/a	$371	$2,115
International Equity Fund	$201,487	30,305	n/a	n/a	n/a	295	n/a	$30,600	$170,887
International High Dividend Fund	$88,841	13,309	n/a	n/a	n/a	114	n/a	$13,423	$75,418
International LargeCap Dividend Fund	$77,208	11,591	n/a	n/a	n/a	143	n/a	$11,734	$65,474
International MidCap Dividend Fund	$95,209	14,300	n/a	n/a	n/a	103	n/a	$14,403	$80,806
International SmallCap Dividend Fund	$1,635,220	245,268	n/a	n/a	n/a	1,365	n/a	$246,633	$1,388,587
International AI Enhanced Value Fund	$62,879	9,413	n/a	n/a	n/a	89	n/a	$9,502	$53,377
International Quality Dividend Growth Fund	$28,134	4,202	n/a	n/a	n/a	58	n/a	$4,260	$23,874
International Multifactor Fund	$42	-	n/a	n/a	n/a	-	n/a	$-	$42

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Europe Quality Dividend Growth Fund	$7,468	1,116	n/a	n/a	n/a	5	n/a	$1,121	$6,347
Europe SmallCap Dividend Fund	$527,184	79,317	n/a	n/a	n/a	118	n/a	$79,435	$447,749
Japan SmallCap Dividend Fund	$150,482	22,432	n/a	n/a	n/a	412	n/a	$22,844	$127,638
Japan Hedged Equity Fund	$291,955	44,024	n/a	n/a	n/a	653	n/a	$44,677	$247,278
Japan Hedged SmallCap Equity Fund	$21,871	3,223	n/a	n/a	n/a	85	n/a	$3,308	$18,563
Europe Hedged Equity Fund	$486,433	72,701	n/a	n/a	n/a	339	n/a	$73,040	$413,393
Europe Hedged SmallCap Equity Fund	$46,788	7,004	n/a	n/a	n/a	9	n/a	$7,013	$39,775
Germany Hedged Equity Fund	$8,183	1,225	n/a	n/a	n/a	4	n/a	$1,229	$6,954
International Hedged Quality Dividend Growth Fund	$186,619	27,963	n/a	n/a	n/a	104	n/a	$28,067	$158,552
Global High Dividend Fund	$15,348	2,289	n/a	n/a	n/a	12	n/a	$2,301	$13,047
Global ex-U.S. Quality Dividend Growth Fund	$64,488	9,725	n/a	n/a	n/a	75	n/a	$9,800	$54,688
Global ex-U.S. Real Estate Fund	$58,766	8,539	n/a	n/a	n/a	48	n/a	$8,587	$50,189
Emerging Markets High Dividend Fund	$1,408,465	225,835	n/a	n/a	n/a	203	n/a	$226,038	$1,182,427
Emerging Markets SmallCap Dividend Fund	$5,301,956	869,442	n/a	n/a	n/a	676	n/a	$870,118	$4,431,838
Emerging Markets Quality Dividend Growth Fund	$13,662	2,166	n/a	n/a	n/a	22	n/a	$2,188	$11,474
Emerging Markets Multifactor Fund	$49	-	n/a	n/a	n/a	-	n/a	$-	$49
Emerging Markets ex-State-Owned Enterprise Fund	$802,645	120,034	n/a	n/a	n/a	288	n/a	$120,322	$682,323
India Earnings Fund[1]	$-	-	n/a	n/a	n/a	-	n/a	$-	$-
India ex-State-Owned Enterprise Fund[1]	$-	-	n/a	n/a	n/a	-	n/a	$-	$-
China ex-State-Owned Enterprises Fund	$616,000	92,307	n/a	n/a	n/a	213	n/a	$92,520	$523,480
Growth Leaders Fund	$2,941	434	n/a	n/a	n/a	-	n/a	$434	$2,507

1 No securities lending activity for the fiscal year ended March 31, 2021.

Distributor. Foreside Fund Services, LLC serves as Distributor for the Trust and its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree Investments, WisdomTree Asset Management, or any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a

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majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay or otherwise assist certain broker-dealers, registered investment advisers, banks, other financial intermediaries and platforms (“Intermediaries”) for certain activities and/or services related to the Funds, other WisdomTree Funds and/or model portfolios that include WisdomTree Funds, including for making Funds available such as without a commission or transaction fee (or to otherwise offset such commissions or fees), for participation in activities that are designed to make Intermediaries and investors more knowledgeable about exchange traded products, including the Funds, for other activities, such as marketing and educational training or support (such as through conferences, webinars and printed communications), for data, for platform development and/or access, for technology support, for co-marketing and cross-promotional efforts, or to otherwise facilitate education, relationships and/or investment. Payments made pursuant to such arrangements are expected to vary in any year, can be different for different Intermediaries and third parties, and can be subject to certain minimum payment levels.  Any such payments or other consideration are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses and they do not change the price paid by investors for the purchase of the Funds’ shares or the amount received by a shareholder as proceeds from the redemption of Fund shares. Information regarding certain Intermediaries receiving such payments can be found by visiting www.wisdomtree.com.

WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

WisdomTree Asset Management or its affiliates intend to engage with, and make payments to, other Intermediaries and third parties in the future. Please contact your adviser, broker, other investment professional or other type of Intermediary and ask whether they have any such arrangements with WisdomTree Asset Management or its affiliates and/or to receive more information regarding any payments such firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

The Sub-Adviser assumes general supervision over placing orders on behalf of each Fund that it sub-advises for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years ended March 31, 2019, 2020, and 2021.

Name	Commissions Paid for Fiscal Year Ended March 31, 2019	Commissions Paid for Fiscal Year Ended March 31, 2020	Commissions Paid for Fiscal Year Ended March 31, 2021
U.S. Total Dividend Fund	$14,591	$21,751	$29,553
U.S. High Dividend Fund	42,355	57,289	60,416

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Name	Commissions Paid for Fiscal Year Ended March 31, 2019	Commissions Paid for Fiscal Year Ended March 31, 2020	Commissions Paid for Fiscal Year Ended March 31, 2021
U.S. AI Enhanced Value Fund	45,673	68,093	51,431
U.S. LargeCap Dividend Fund	30,253	40,324	64,796
U.S. MidCap Dividend Fund	167,766	247,676	298,936
U.S. SmallCap Dividend Fund	188,491	439,624	278,498
U.S. Quality Dividend Growth Fund	84,635	163,327	149,410
U.S. SmallCap Quality Dividend Growth Fund	12,109	16,318	20,815
U.S. Value Fund	2,159	4,774	4,650
U.S. LargeCap Fund	2,614	5,879	10,952
U.S. MidCap Fund	95,359	85,148	54,900
U.S. SmallCap Fund	170,212	223,961	114,888
U.S. Multifactor Fund	9,631	25,263	18,872
U.S. ESG Fund	2,161	6,684	4,976
International Equity Fund	118,893	135,509	196,914
International High Dividend Fund	78,280	64,225	73,370
International LargeCap Dividend Fund	57,406	44,442	88,753
International MidCap Dividend Fund	67,571	59,459	70,791
International SmallCap Dividend Fund	777,164	765,304	870,317
International AI Enhanced Value Fund	87,933	58,284	60,701
International Quality Dividend Growth Fund	35,112	39,303	73,805
International Multifactor Fund	7,829	23,107	22,040
Europe Quality Dividend Growth Fund	18,820	10,841	14,290
Europe SmallCap Dividend Fund	521,562	219,520	230,273
Japan SmallCap Dividend Fund	371,991	149,350	81,908
Japan Hedged Equity Fund	1,164,325	374,230	336,104
Japan Hedged SmallCap Equity Fund	55,318	18,229	11,546
Europe Hedged Equity Fund	1,030,485	712,302	767,046
Europe Hedged SmallCap Equity Fund	71,109	31,622	21,446
Germany Hedged Equity Fund	11,753	11,118	8,495
International Hedged Quality Dividend Growth Fund	300,362	250,144	417,595
Global High Dividend Fund	8,289	42,748	20,437
Global ex-U.S. Quality Dividend Growth Fund	27,346	69,240	180,261
Global ex-U.S. Real Estate Fund	10,380	27,991	33,930
Emerging Markets High Dividend Fund	1,200,968	1,473,653	1,555,760
Emerging Markets SmallCap Dividend Fund	824,877	1,333,654	1,413,353
Emerging Markets Quality Dividend Growth Fund	88,599	69,615	73,532
Emerging Markets Multifactor Fund	25,408	40,680	12,758
Emerging Markets ex-State-Owned Enterprises Fund	138,120	423,601	2,385,254
India Earnings Fund	980,258	695,435	400,879
India ex-State-Owned Enterprises Fund[1]	N/A	3,480	3,483
China ex-State-Owned Enterprises Fund	64,989	68,097	260,348
Growth Leaders Fund[1]	N/A	60	424

1The Fund commenced operations after the fiscal year ended March 31, 2019 and, therefore, did not pay any brokerage commissions for the fiscal year ended March 31, 2019.

The higher brokerage commissions paid during the fiscal year ended March 31, (i) 2019 for the Europe SmallCap Dividend Fund, Japan SmallCap Dividend Fund, Japan Hedged Equity Fund, Europe Hedged Equity Fund and India Earnings Fund; (ii) 2020 for the U.S. SmallCap Dividend Fund and U.S. SmallCap Fund; and (iii) 2021 for the International Equity Fund, International SmallCap Dividend Fund, International Hedged Quality Dividend Growth Fund, Global ex-U.S. Quality Dividend Growth Fund, Emerging Markets High Dividend Fund, Emerging Markets SmallCap Dividend Fund, International Quality Dividend Growth Fund, Emerging Markets ex-State-Owned Enterprises Fund and China ex-State-Owned Enterprises Fund, were caused primarily by an increase in each Fund’s assets and the related increase in brokerage activity along with Fund rebalancing activities.

Affiliated Brokers

During the fiscal year ended March 31, 2021, the Funds did not pay any commissions to any affiliated brokers.

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Regular Broker-Dealers

The following table lists each Fund’s acquisitions of securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended March 31, 2021, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of March 31, 2021.

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of March 31, 2021

U.S. Total Dividend Fund	JPMorgan Chase & Co.	$20,450,274
	Merrill Lynch & Co., Inc.	12,438,139
	Citigroup, Inc.	7,920,802
	Morgan Stanley	4,478,342
	Goldman Sachs Group, Inc. (The)	3,391,971
	Virtu Financial, Inc.	282,524
U.S. High Dividend Fund	Citigroup, Inc.	23,130,062
	Virtu Financial, Inc.	698,252
U.S. AI Enhanced Value Fund	None
U.S. LargeCap Dividend Fund	JPMorgan Chase & Co.	74,475,026
	Merrill Lynch & Co., Inc.	44,652,361
	Citigroup, Inc.	27,653,366
	Morgan Stanley	16,899,204
	Goldman Sachs Group, Inc. (The)	12,860,910
U.S. MidCap Dividend Fund	Virtu Financial, Inc.	9,394,053
U.S. SmallCap Dividend Fund	None
U.S. Quality Dividend Growth Fund	None
U.S. SmallCap Quality Dividend Growth Fund	None
U.S. Value Fund	Goldman Sachs Group, Inc. (The)	772,374
	Morgan Stanley	574,684
	Merrill Lynch & Co., Inc.	436,462
	Citigroup, Inc.	408,782
	JPMorgan Chase & Co.	330,187
U.S. LargeCap Fund	JPMorgan Chase & Co.	12,668,733
	Merrill Lynch & Co., Inc.	9,250,740
	Citigroup, Inc.	5,547,624
	Morgan Stanley	4,861,205
	Goldman Sachs Group, Inc. (The)	3,706,872
U.S. MidCap Fund	Virtu Financial, Inc.	3,538,085
U.S. SmallCap Fund	None
U.S. Multifactor Fund	Goldman Sachs Group, Inc. (The)	1,025,145
U.S. ESG Fund	JPMorgan Chase & Co.	1,436,595
	Citigroup, Inc.	710,840
	Morgan Stanley	580,508
	Goldman Sachs Group, Inc. (The)	545,763
International Equity Fund	UBS Group AG	1,935,959
	Credit Suisse Group AG	424,087
International High Dividend Fund	UBS Group AG	1,053,987
International LargeCap Dividend Fund	UBS Group AG	1,560,362
	Credit Suisse Group AG	335,941
International MidCap Dividend Fund	None
International SmallCap Dividend Fund	None
International AI Enhanced Value Fund	None
International Quality Dividend Growth Fund	None
International Multifactor Fund	None
Europe Quality Dividend Growth Fund	Credit Suisse Group AG	126,170
Europe SmallCap Dividend Fund	None
Japan SmallCap Dividend Fund	None
Japan Hedged Equity Fund	None
Japan Hedged SmallCap Equity Fund	None
Europe Hedged Equity Fund	None
Europe Hedged SmallCap Equity Fund	None
Germany Hedged Equity Fund	None
International Hedged Quality Dividend Growth Fund	None

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Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of March 31, 2021

Global High Dividend Fund	JPMorgan Chase & Co.	2,419,696
	Citigroup, Inc.	1,615,632
	Royal Bank of Canada	310,959
	Virtu Financial, Inc.	33,286
Global ex-U.S. Quality Dividend Growth Fund	None
Global ex-U.S. Real Estate Fund	None
Emerging Markets High Dividend Fund	None
Emerging Markets SmallCap Dividend Fund	None
Emerging Markets Quality Dividend Growth Fund	None
Emerging Markets Multifactor Fund	None
Emerging Markets ex-State-Owned Enterprises Fund	None
India Earnings Fund	None
India ex-State-Owned Enterprises Fund	None
China ex-State-Owned Enterprises Fund	None
Growth Leaders Fund	None

Portfolio Turnover

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from a Fund to be taxed as ordinary income which may limit the tax efficiency of such Fund. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years or fiscal year ended March 31, 2020 and 2021.

Name	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2020	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2021

U.S. Total Dividend Fund	16%	22%
U.S. High Dividend Fund	39	43
U.S. AI Enhanced Value Fund	46	47
U.S. LargeCap Dividend Fund	13	20
U.S. MidCap Dividend Fund	33	57
U.S. SmallCap Dividend Fund	50	53
U.S. Quality Dividend Growth Fund	41	30
U.S. SmallCap Quality Dividend Growth Fund	51	83
U.S. Value Fund	101	59
U.S. LargeCap Fund	22	21
U.S. MidCap Fund	41	50
U.S. SmallCap Fund	55	56
U.S. Multifactor Fund	145	147
U.S. ESG Fund	56	78
International Equity Fund	23	47
International High Dividend Fund	34	57
International LargeCap Dividend Fund	14	38
International MidCap Dividend Fund	33	62
International SmallCap Dividend Fund	50	74
International AI Enhanced Value Fund	45	61
International Quality Dividend Growth Fund	51	66
International Multifactor Fund	132	123
Europe Quality Dividend Growth Fund	43	61
Europe SmallCap Dividend Fund	50	92
Japan SmallCap Dividend Fund	38	43
Japan Hedged Equity Fund	20	25
Japan Hedged SmallCap Equity Fund	36	41
Europe Hedged Equity Fund	26	55
Europe Hedged SmallCap Equity Fund	49	77

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Name	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2020	Portfolio Turnover Rate for Fiscal Year Ended March 31, 2021
Germany Hedged Equity Fund	41	46
International Hedged Quality Dividend Growth Fund	61	67
Global High Dividend Fund	32	48
Global ex-U.S. Quality Dividend Growth Fund	56	56
Global ex-U.S. Real Estate Fund	21	39
Emerging Markets High Dividend Fund	41	62
Emerging Markets SmallCap Dividend Fund	47	59
Emerging Markets Quality Dividend Growth Fund	55	57
Emerging Markets Multifactor Fund	166	125
Emerging Markets ex-State-Owned Enterprises Fund	19	34
India Earnings Fund	32	23
India ex-State-Owned Enterprises Fund[1]	82	36
China ex-State-Owned Enterprises Fund	22	20
Growth Leaders Fund[2]	9	40

1 For the period April 4, 2019 (commencement of operations) through March 31, 2020.

2 For the period May 22, 2019 (commencement of operations) through March 31, 2020.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series or “funds”. Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds within the Trust vote together as a single class except that if the matter being voted on affects only a particular Fund or if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short-sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a super-majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a portfolio of equity securities (the “Deposit Securities”) and/or an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Fund or Advisers may permit or require the submission of a basket of securities and other instruments, or cash denominated in U.S. dollars that differs from the composition of the published basket(s). The Fund or Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. The Fund or Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

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Each Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component that may be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next or otherwise announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes from time to time based on changes to a Fund’s Underlying Index and various factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a (i) “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) DTC Participant. In each case, such entity also must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to State Street and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach State Street and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of a Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or State Street to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is

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typically the second Business Day following the Transmittal Date. Each Fund reserves the right to settle transactions on a basis other than “T” plus two Business Days (i.e., days on which the NYSE is open) (“T+2”). In certain cases, Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current NAV of the Funds. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by each Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. The Trust requires purchases of Creation Units of Shares of the India Earnings Fund to be paid in cash.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor with respect to any Fund. Orders may be rejected and acceptance may be revoked if, for example: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not the same as those disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or WisdomTree Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust,

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State Street, the Distributor or WisdomTree Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WisdomTree Asset Management, the Distributor, DTC, NSCC, State Street or a sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. Each Fund imposes a “Transaction Fee” or “CU Fee” on Authorized Participants purchasing or redeeming Creation Units. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Units. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for each Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to each Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for each Fund, may be charged in cases where a Fund permits cash or cash in lieu of Deposit Securities. Authorized Participants purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will Authorized Participants doing so through the NSCC process. Also, Authorized Participants who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by a Fund.

The following table sets forth the standard and maximum creation and redemption Transaction Fee for each of the Funds. These fees may be changed by the Trust.

Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*

DTD	U.S. Total Dividend Fund	2,500	10,000
DHS	U.S. High Dividend Fund	1,000	4,000
AIVL	U.S. AI Enhanced Value Fund	250	1,000
DLN	U.S. LargeCap Dividend Fund	500	2,000
DON	U.S. MidCap Dividend Fund	1,000	4,000
DES	U.S. SmallCap Dividend Fund	1,500	6,000
DGRW	U.S. Quality Dividend Growth Fund	500	2,000
DGRS	U.S. SmallCap Quality Dividend Growth Fund	500	2,000
WTV	U.S. Value Fund	500	2,000
EPS	U.S. LargeCap Fund	1,000	4,000
EZM	U.S. MidCap Fund	1,500	6,000
EES	U.S. SmallCap Fund	2,500	10,000
USMF	U.S. Multifactor Fund	400	1,600
RESP	U.S. ESG Fund	750	3,000
DWM	International Equity Fund	5,500	22,000
DTH	International High Dividend Fund	3,250	13,000
DOL	International LargeCap Dividend Fund	2,500	10,000
DIM	International MidCap Dividend Fund	5,000	20,000
DLS	International SmallCap Dividend Fund	7,000	28,000
AIVI	International AI Enhanced Value Fund	1,500	6,000
IQDG	International Quality Dividend Growth Fund	1,800	7,200
DWMF	International Multifactor Fund	2,000	8,000
EUDG	Europe Quality Dividend Growth Fund	1,800	7,200
DFE	Europe SmallCap Dividend Fund	3,000	12,000
DFJ	Japan SmallCap Dividend Fund	3,000	12,000
DXJ	Japan Hedged Equity Fund	2,100	8,400
DXJS	Japan Hedged SmallCap Equity Fund	5,000	20,000
HEDJ	Europe Hedged Equity Fund	1,000	4,000
EUSC	Europe Hedged SmallCap Equity Fund	2,000	8,000
DXGE	Germany Hedged Equity Fund	750	3,000
IHDG	International Hedged Quality Dividend Growth Fund	1,800	7,200
DEW	Global High Dividend Fund	4,000	16,000
DNL	Global ex-U.S. Quality Dividend Growth Fund	2,500	10,000
DRW	Global ex-U.S. Real Estate Fund	1,500	6,000

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Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*
DEM	Emerging Markets High Dividend Fund	5,000	20,000
DGS	Emerging Markets SmallCap Dividend Fund	7,000	28,000
DGRE	Emerging Markets Quality Dividend Growth Fund	4,000	16,000
EMMF	Emerging Markets Multifactor Fund	3,750	15,000
XSOE	Emerging Markets ex-State-Owned Enterprises Fund	7,000	28,000
EPI	India Earnings Fund	5,000	20,000
IXSE	India ex-State-Owned Enterprises Fund	1,000	4,000
CXSE	China ex-State-Owned Enterprises Fund	1,000	4,000
PLAT	Growth Leaders Fund	175	700

*	Each Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to any applicable legal limits. The Adviser may pay out of its own resources and not out of Fund assets, such Transaction Fees or variable fees from time to time in its sole discretion. Any such fees and/or payments by the Adviser may impact bid/ask spreads.

Placement of Redemption Orders for Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of a Fund generally consists of (i) a portfolio of securities (the “Fund Securities”) and/or (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than instructed, which is typically one day after Transmittal Date (presuming T+2 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by State Street and marked-to-market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

A Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

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Because the portfolio securities of an International Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the International Fund is closed or that are otherwise not Business Days for such International Fund, stockholders may not be able to redeem their shares of such International Fund, or to purchase and sell shares of such International Fund on the Listing Exchange for the International Fund, on days when the NAV of such International Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash, securities or other instruments. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein. The Trust intends to pay redemptions of Creation Unit Aggregations of shares of the India Earnings Fund in cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

Each Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+2. Each Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of security delivery practices and/or dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself and/or the convertibility or repatriation of the local proceeds associated therewith), could impede a Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some securities, in certain circumstances.

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TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations promulgated thereunder (“Treasury Regulations”), and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income. To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends paid deduction) and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at the regular 21% corporate rate. If a Fund retains any net capital gain, that gain will be subject to tax at the 21% corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any,

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and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely.  If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of net short-term capital gains are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions from a Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For non-corporate shareholders, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends received by a Fund from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT, however, dividends received by a Fund from a REIT are generally not treated as qualified dividend income. The trading strategies of certain Funds, particularly the International Equity ETFs, may limit their ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

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In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends received deduction by a Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The trading strategies of certain Funds, particularly the International Equity ETFs, may significantly limit their ability to distribute dividends eligible for the dividends received deduction for corporations.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from a Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the net investment income tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares, will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (the “IRS”).

Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive-sale, straddle, wash-sale and short-sale rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund, or defer a Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by a Fund and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

A Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options under Code Section 1256 (“Section 1256 Contracts”) in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 Contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. To the extent a Fund invests in Section 1256 Contracts in a CFC (defined below), the 60% long-term and 40% short-term capital gain or loss character of such investments will not pass through to the Fund and accordingly will not pass through to shareholders of the Fund.

Certain Foreign Currency Tax Issues. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% income test described above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency

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gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

A Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

To the extent the Fund invests in forward contracts, such as forward contracts may qualify as so-called “Section 1256 Contracts” (as defined above) if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 Contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 Contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 Contracts, the tax treatment generally applicable to Section 1256 Contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 Contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 Contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 Contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of that Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by a Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

A Fund may be eligible to treat a PFIC as a qualified electing fund (“QEF”) under the Code in which case, in lieu of the foregoing requirements, such Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. Such amounts included in income each year by a Fund will be “qualifying income”, even if not distributed to the Fund, to the extent such income is derived with respect to such Fund’s business of investing in stock, securities or currencies. In order to make the QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, a Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the

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extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

A U.S. person that owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” If a Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for United States federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. A Fund’s recognition of “subpart F income” will increase a Fund’s tax basis in the CFC. Distributions by a CFC to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the CFC by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of a Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Code) 10% or more of the total combined voting power of all classes of voting stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation that is a CFC for an uninterrupted period of thirty (30) days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Additional Tax Information Concerning REITs. Certain Funds may invest in entities treated as REITs for U.S. federal income tax purposes. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools” (“TMPs”). Under certain Treasury guidance, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This guidance provides that excess inclusion

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income of a RIC, such as a Fund, must generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or TMP interests directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income (see “Taxes – Tax-Exempt Shareholders” below), and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. No Fund intends to invest a substantial portion of its assets in REITs which generate excess inclusion income.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if (i) shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), (ii) the Fund invests in REITs that hold residual interests in REMICs or (iii) the Fund invests in a REIT that is a TMP or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Unless certain non-U.S. entities that hold Fund Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

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Creation and Redemption of Creation Units. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Units. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Units may be treated as ordinary income or loss. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Units may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Units have been held for more than one year.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Trust on behalf of each Fund has the right to reject an order for Creation Units if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Certain Reporting Treasury Regulations. Under Treasury Regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting Treasury Regulations. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating a Fund’s NAV, each Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; and (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. The values of any assets or liabilities of the Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund. In addition, each Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

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In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

The sale price a Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by its index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, particularly for a Fund holding foreign securities or assets, the value of the securities or other assets in such Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell a Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

DIVIDENDS AND DISTRIBUTIONS

The U.S. Total Dividend Fund, U.S. High Dividend Fund, U.S. AI Enhanced Value Fund, U.S. LargeCap Dividend Fund, U.S. MidCap Dividend Fund, U.S. SmallCap Dividend Fund, U.S. Quality Dividend Growth Fund, and U.S. SmallCap Quality Dividend Growth Fund intend to pay out dividends on a monthly basis. The remaining Funds, except for the Growth Leaders Fund, intend to pay out dividends, if any, on a quarterly basis but in any event no less frequently than annually. The Growth Leaders Fund intends to pay out dividends on an annual basis. Nonetheless, a Fund might not make a dividend payment every month, quarter or year (as applicable). Each Fund intends to distribute its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders for the fiscal year ended March 31, 2021 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Reports and Semi-Annual Reports at no charge by calling 866-909-9473 or through the Trust’s website at www.wisdomtree.com.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP, with offices located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 1 Manhattan West, 395 9th Avenue, New York, New York 10001, serves as the independent registered public accounting firm to the Trust.

WIS-SAI-0331-0122

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